--------------------------------------------------------------------------------

[BEAR STEARNS LOGO]                May 26, 2005            [MORGAN STANLEY LOGO]

--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                       ----------------------------------

                                 $1,643,882,000
                                  (APPROXIMATE)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                       ----------------------------------

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        NATIONWIDE LIFE INSURANCE COMPANY
                            AS MORTGAGE LOAN SELLERS

                       ----------------------------------



-------------------------------------------------------------------------------------------------------------------------------
                 INITIAL
               CERTIFICATE     APPROXIMATE                                           WEIGHTED
               BALANCE OR        INITIAL                                              AVERAGE     PRINCIPAL     ASSUMED FINAL
                NOTIONAL       PASS-THROUGH        RATINGS         SUBORDINATION       LIFE        WINDOW       DISTRIBUTION
   CLASS      AMOUNT(1)(3)         RATE        (MOODY'S/FITCH)        LEVELS         (YRS.)(2)    (MOS.)(2)        DATE(2)
-------------------------------------------------------------------------------------------------------------------------------

    A-1         $104,300,000                       Aaa/AAA            20.000%          2.86         1-57          3/11/10
------------------------------------------------------------------------------------------------------------------------------
    A-2          $46,500,000                       Aaa/AAA            20.000%          5.00        57-65         11/11/10
------------------------------------------------------------------------------------------------------------------------------
    A-3          $63,000,000                       Aaa/AAA            20.000%          6.86        81-84          6/11/12
------------------------------------------------------------------------------------------------------------------------------
   A-AB         $128,000,000                       Aaa/AAA            20.000%          7.52        65-111         9/11/14
------------------------------------------------------------------------------------------------------------------------------
    A-4       $1,070,394,000                       Aaa/AAA            20.000%          9.78       111-120         6/11/15
------------------------------------------------------------------------------------------------------------------------------
    X-2       $1,721,955,000                       Aaa/AAA              --              --          --            6/11/13
------------------------------------------------------------------------------------------------------------------------------
    A-J         $150,046,000                       Aaa/AAA            11.500%          9.97       120-120         6/11/15
-------------------------------------------------------------------------------------------------------------------------------
     B           $37,511,000                       Aa2/AA              9.375%          9.97       120-120         6/11/15
-------------------------------------------------------------------------------------------------------------------------------
     C           $17,653,000                       Aa3/AA-             8.375%          9.97       120-120         6/11/15
-------------------------------------------------------------------------------------------------------------------------------
     D           $26,478,000                        A2/A               6.875%          9.97       120-120         6/11/15
-------------------------------------------------------------------------------------------------------------------------------


(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Based on the structuring assumptions, assuming 0% CPR, described in the
     Prospectus Supplement.

(3) Notional amount for the X-2 class.

BEAR, STEARNS & CO. INC.                                          MORGAN STANLEY

Co-Lead and Joint Bookrunning Manager      Co-Lead and Joint Bookrunning Manager

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

TRANSACTION FEATURES
--------------------
o    Sellers:

--------------------------------------------------------------------------------
                                            NO. OF    CUT-OFF DATE
               SELLERS                       LOANS    BALANCE ($)      % OF POOL
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage, Inc.         30       628,668,004       35.6
Prudential Mortgage Capital Funding, LLC       46       439,057,491       24.9
Principal Commercial Funding, LLC              37       345,277,193       19.6
Wells Fargo Bank, National Association         76       324,467,742       18.4
Nationwide Life Insurance Company               4        27,772,864        1.6
--------------------------------------------------------------------------------
TOTAL:                                        193     1,765,243,294      100.0
--------------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $9,146,338

     o    Largest Mortgage Loan by Cut-off Date Balance: $180,000,000

     o    Five largest and ten largest loans: 21.1% and 29.6% of pool, respectively

o    Credit Statistics:

     o    Weighted average underwritten debt service coverage ratio of 1.73x

     o    Weighted average cut-off date loan-to-value ratio of 67.9%; weighted average balloon loan-to-value ratio of 58.0%

o    Property Types:

                               [PIECHART OMITTED]

                  Retail                               37.2%
                  Office                               32.6%
                  Hospitality                           7.5%
                  Multifamily                           7.1%
                  Industrial                            6.9%
                  Self Storage                          6.2%
                  Manufactured Housing Community        1.7%
                  Mixed Use                             0.8%
                  Land                                  0.0%

o    Call Protection:

     o    81.4% of the pool (142 loans) has a lockout period ranging from 24 to
          47 payments from origination, then defeasance provisions.

     o    14.4% of the pool (25 loans) has a lockout period ranging from 13 to
          48 payments from origination, then the greater of a prepayment premium or yield maintenance.

     o    3.7% of the pool (25 loans) has a lockout period of 25 to 35 payments from origination, then either yield maintenance or defeasance.

     o    0.6% of the pool (1 loan) has no lockout period, but prepayments require the greater of a prepayment premium or yield maintenance.

o    Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

OFFERED CERTIFICATES
--------------------



---------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                                                           APPROXIMATE
             BALANCE OR                                                WEIGHTED      PRINCIPAL   ASSUMED FINAL       INITIAL
              NOTIONAL       SUBORDINATION          RATINGS            AVERAGE        WINDOW      DISTRIBUTION     PASS-THROUGH
  CLASS     AMOUNT(1)(6)        LEVELS          (MOODY'S/FITCH)    LIFE (YRS.)(2)    (MOS.)(2)       DATE(2)          RATE(3)
---------------------------------------------------------------------------------------------------------------------------------

A-1          $104,300,000       20.000%             Aaa/AAA               2.86          1-57         3/11/10
---------------------------------------------------------------------------------------------------------------------------------
A-2           $46,500,000       20.000%             Aaa/AAA               5.00         57-65        11/11/10
---------------------------------------------------------------------------------------------------------------------------------
A-3           $63,000,000       20.000%             Aaa/AAA               6.86         81-84         6/11/12
---------------------------------------------------------------------------------------------------------------------------------
A-AB         $128,000,000       20.000%             Aaa/AAA               7.52         65-111        9/11/14
---------------------------------------------------------------------------------------------------------------------------------
A-4        $1,070,394,000       20.000%             Aaa/AAA               9.78        111-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
X-2        $1,721,955,000         --                Aaa/AAA                 --           --          6/11/13
---------------------------------------------------------------------------------------------------------------------------------
A-J          $150,046,000       11.500%             Aaa/AAA               9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
B             $37,511,000        9.375%             Aa2/AA                9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
C             $17,653,000        8.375%             Aa3/AA-               9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
D             $26,478,000        6.875%              A2/A                 9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES (4)
------------------------



---------------------------------------------------------------------------------------------------------------------------------
               INITIAL
             CERTIFICATE                                                                                            APPROXIMATE
             BALANCE OR                                                 WEIGHTED      PRINCIPAL    ASSUMED FINAL      INITIAL
              NOTIONAL       SUBORDINATION          RATINGS             AVERAGE        WINDOW      DISTRIBUTION    PASS-THROUGH
  CLASS     AMOUNT(1)(5)        LEVELS          (MOODY'S/FITCH)     LIFE (YRS.)(2)    (MOS.)(2)       DATE(2)          RATE(3)
---------------------------------------------------------------------------------------------------------------------------------

X-1        $1,765,243,294          --               Aaa/AAA                --            --          5/11/24
---------------------------------------------------------------------------------------------------------------------------------
E             $17,653,000        5.875%              A3/A-                9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
F             $19,859,000        4.750%            Baa1/BBB+              9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
G             $15,446,000        3.875%            Baa2/BBB               9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
H             $17,652,000        2.875%            Baa3/BBB-              9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
J              $8,826,000        2.375%             Ba1/BB+               9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
K              $4,413,000        2.125%             Ba2/BB                9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
L              $6,620,000        1.750%             Ba3/BB-               9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
M              $6,620,000        1.375%              B1/B+                9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
N              $2,206,000        1.250%              B2/B                 9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
P              $4,413,000        1.000%              B3/B-                9.97        120-120        6/11/15
---------------------------------------------------------------------------------------------------------------------------------
Q             $17,653,294        0.000%              NR/NR               12.67        120-227        5/11/24
---------------------------------------------------------------------------------------------------------------------------------


Notes:   (1)  Subject to a permitted variance of plus or minus 5%.
         (2)  Based on the structuring assumptions, assuming 0% CPR, described in the Prospectus Supplement.
         (3)  The Class A-1, A-2, A-3, A-AB, A-4, A-J, B, C, D, E, F, G, H, J,
              K, L, M, N, P and Q Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or (iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate.
         (4)  To be offered privately pursuant to Rule 144A.
         (5)  The Class X-1 Notional Amount is equal to the sum of all
              Certificate Balances outstanding from time to time.
         (6)  The Class X-2 Notional Amount is as described herein.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

I. ISSUE CHARACTERISTICS
   ---------------------

Issue Type:                       Public: Classes A-1, A-2, A-3, A-AB, A-4, X-2,
                                  A-J, B, C and D (the "Offered Certificates").
                                  Private (Rule 144A): Classes X-1, E, F, G, H,
                                  J, K, L, M, N, P and Q.

Securities Offered:               $1,643,882,000 monthly pay, multi-class,
                                  commercial mortgage REMIC Pass-Through
                                  Certificates, including nine principal and
                                  interest classes (Classes A-1, A-2, A-3, A-AB,
                                  A-4, A-J, B, C and D) and one interest only
                                  class (Class X-2).

Mortgage Loan Sellers:            Bear Stearns Commercial Mortgage, Inc.
                                  ("BSCMI"); Prudential Mortgage Capital
                                  Funding, LLC ("PMCF"); Principal Commercial
                                  Funding, LLC ("PCF"); Wells Fargo Bank,
                                  National Association ("WFB"); and Nationwide
                                  Life Insurance Company ("NLIC")

Co-lead Bookrunning Managers:     Bear, Stearns & Co. Inc. and Morgan Stanley &
                                  Co. Incorporated

Master Servicers:(1)              Prudential Asset Resources, Inc. (with respect
                                  to the mortgage loans sold by PMCF) and Wells
                                  Fargo Bank, National Association (with respect
                                  to the mortgage loans sold by BSCMI, PCF, WFB
                                  and NLIC)

Primary Servicers:                Principal Global Investors, LLC (with respect
                                  to the mortgage loans sold by PCF) and
                                  Nationwide Life Insurance Company (with
                                  respect to the mortgage loans sold by NLIC)

Special Servicer:(1)(2)           ARCap Servicing, Inc.

Certificate Administrator:        Wells Fargo Bank, National Association

Trustee:                          LaSalle Bank National Association

Fiscal Agent:                     ABN AMRO Bank N.V.

Cut-Off Date:                     June 1, 2005(3)

Expected Closing Date:            On or about June 21, 2005.

Distribution Dates:               The 11th of each month, commencing in July
                                  2005 (or if the 11th is not a business day,
                                  the next succeeding business day).

Minimum Denominations:            $25,000 for the Class A-1, A-2, A-3, A-AB, A-4
                                  and A-J; $100,000 for the Class B, C and D;
                                  and notional amounts of $250,000 for the Class
                                  X-2, with investments in excess of the minimum
                                  denominations made in multiples of $1.

Delivery:                         DTC, Euroclear and Clearstream.

ERISA/SMMEA Status:               Classes A-1, A-2, A-3, A-AB, A-4, A-J, B, C, D
                                  and X-2 are expected to be ERISA eligible. No
                                  Class of Certificates is SMMEA eligible.

Rating Agencies:                  The Offered Certificates will be rated by
                                  Moody's Investors Service, Inc. and Fitch,
                                  Inc.

Risk Factors:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS.

(1)  The Marquis Apartments Loan is principally serviced and administered under a separate pooling and servicing agreement relating to the BSCMSI 2005-PWR7 trust. See "Summary of Pari Passu Split Loan Structures".

(2)  Prudential Asset Resources, Inc. is the Special Servicer with respect to the pooled mortgage loan and the non-pooled mortgage loan that are together secured by the mortgaged properties identified as the Lock Up Storage
     Centers Portfolio.

(3)  The cut-off date with respect to each Mortgage Loan is the due date for the monthly debt service payment that is due in June 2005 (or, in the case of any mortgage loan that has its first due date in July 2005, the date that would have been its due date in June 2005 under the terms of such mortgage loan if a monthly payment were scheduled to be due in such month).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3, A-AB, A-4, A-J, B, C, D, E, F, G, H, J, K, L, M, N, P
and Q Certificates will each accrue interest at one of the following: (i) a fixed rate, (ii) a fixed rate subject to a cap equal to the weighted average net mortgage rate, (iii) a rate equal to the weighted average net mortgage rate or
(iv) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of mortgage loans.

IO STRUCTURE:
-------------

                                [GRAPHIC OMITTED]



                              Month      0      12      24      36      48      60      72      84      96    Maturity

Class A-1   Aaa/AAA     [%]                                                                                                $104.3 MM
Class A-2   Aaa/AAA     [%]                                                                                                 $46.5 MM
Class A-3   Aaa/AAA     [%]                                                                                                 $63.0 MM
Class A-AB  Aaa/AAA     [%]                                                                                                $128.0 MM
Class A-4   Aaa/AAA     [%]                                                                                              $1,070.4 MM
Class A-J   Aaa/AAA     [%]                                                                                                $150.0 MM
Class B     Aa2/AA      [%]                                                                                                 $37.5 MM
Class C     Aa3/AA-     [%]                                                                                                 $17.7 MM
Class D     A2/A        [%]                                                                                                 $26.5 MM
Class E     A3/A-       [%]                                                                                                 $17.7 MM
Class F     Baa1/BBB+   [%]                                                                                                 $19.9 MM
Class G     Baa2/BBB    [%]                                                                                                 $15.4 MM
Class H     Baa3/BBB-   [%]                                                                                                 $17.7 MM
Class J     Ba1/BB+     [%]                                                                                                  $8.8 MM
Class K     Ba2/BB      [%]                                                                                                  $4.4 MM
Class L     Ba3/BB-     [%]                                                                                                  $6.6 MM
Class M-Q   B1/B+ to NR [%]                                                                                                 $30.9 MM

                         [ ] X-1 + X2 IO Strip     [ ] X-1 Notional      [ ] X-2 Notional      NR = Not Rated


This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                      CLASS X-1 AND X-2 NOTIONAL BALANCES:

The Notional Amount of the Class X-1 Certificates will be equal to the aggregate of the Certificate Balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class X-2 Certificates will equal:

o    during the period from the Closing Date through and including the
     Distribution Date occurring in June 2006, the sum of (a) the lesser of
     $91,904,000 and the Certificate Balance of the Class A-1 Certificates
     outstanding from time to time and (b) the aggregate of the Certificate
     Balances of the Class A-2, Class A-3, Class A-AB, Class A-4, Class A-J,
     Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J,
     Class K and Class L Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2006 through and including the Distribution Date occurring in June 2007, the sum of (a) the lesser of $14,806,000 and the Certificate Balance of the Class
     A-1 Certificates outstanding from time to time, (b) the aggregate of the
     Certificate Balances of the Class A-2, Class A-3, Class A-AB, Class A-4,
     Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class H,
     Class J and Class K Certificates outstanding from time to time, and (c) the lesser of $3,549,000 and the Certificate Balance of the Class L
     Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2007 through and including the Distribution Date occurring in June 2008, the sum of (a) the lesser of $40,877,000 and the Certificate Balance of the Class
     A-3 Certificates outstanding from time to time, (b) the aggregate of the
     Certificate Balances of the Class A-AB, Class A-4, Class A-J, Class B,
     Class C, Class D, Class E and Class F Certificates outstanding from time to time and (c) the lesser of $15,237,000 and the Certificate Balance of the
     Class G Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2008 through and including the Distribution Date occurring in June 2009, the sum of (a) the lesser of $88,405,000 and the Certificate Balance of the Class
     A-AB Certificates outstanding from time to time, (b) the aggregate of the
     Certificate Balances of the Class A-4, Class A-J, Class B, Class C, Class D
     and Class E Certificates outstanding from time to time and (c) the lesser of $2,865,000 and the Certificate Balance of the Class F Certificates
     outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2009 through and including the Distribution Date occurring in June 2010, the sum of (a) the lesser of $1,057,480,000 and the Certificate Balance of the
     Class A-4 Certificates outstanding from time to time, (b) the aggregate of the Certificate Balances of the Class A-J, Class B and Class C Certificates
     outstanding from time to time and (c) the lesser of $17,160,000 and the
     Certificate Balance of the Class D Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2010 through and including the Distribution Date occurring in June 2011, the sum of (a) the lesser of $983,281,000 and the Certificate Balance of the Class
     A-4 Certificates outstanding from time to time, (b) the aggregate of the
     Certificate Balances of the Class A-J and Class B Certificates outstanding from time to time and (c) the lesser of $7,707,000 and the Certificate
     Balance of the Class C Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2011 through and including the Distribution Date occurring in June 2012, the sum of (a) the lesser of $877,594,000 and the Certificate Balance of the Class
     A-4 Certificates outstanding from time to time, (b) the Certificate Balance of the Class A-J Certificates outstanding from time to time and (c) the lesser of $20,264,000 and the Certificate Balance of the Class B
     Certificates outstanding from time to time;

o    during the period following the Distribution Date occurring in June 2012 through and including the Distribution Date occurring in June 2013, the sum of (a) the lesser of $816,465,000 and the Certificate Balance of the Class
     A-4 Certificates outstanding from time to time and (b) the lesser of
     $148,040,000 and the Certificate Balance of the Class A-J Certificates
     outstanding from time to time; and

o    following the Distribution Date occurring in June 2013, $0.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

III. COLLATERAL CHARACTERISTICS
     --------------------------

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------
                               NO. OF       AGGREGATE
                              MORTGAGE    CUT-OFF DATE    % OF
                                LOANS       BALANCE ($)    POOL
------------------------------------------------------------------
578,571 - 2,000,000               31       42,730,673      2.4
2,000,001 - 3,000,000             27       68,986,292      3.9
3,000,001 - 5,000,000             31      124,773,751      7.1
5,000,001 - 7,000,000             23      133,420,446      7.6
7,000,001 - 9,000,000             19      151,218,170      8.6
9,000,001 - 11,000,000            18      181,016,063     10.3
11,000,001 - 13,000,000           12      142,310,243      8.1
13,000,001 - 15,000,000            7      100,625,424      5.7
15,000,001 - 17,000,000            3       47,321,865      2.7
17,000,001 - 19,000,000            3       53,491,536      3.0
19,000,001 - 21,000,000            2       40,000,000      2.3
21,000,001 - 31,000,000           10      233,990,643     13.3
31,000,001 - 41,000,000            3      112,128,188      6.4
41,000,001 - 61,000,000            3      153,230,000      8.7
61,000,001 - 180,000,000           1      180,000,000     10.2
------------------------------------------------------------------
TOTAL:                           193    1,765,243,294    100.0
------------------------------------------------------------------
Min: 578,571        Max: 180,000,000        Average: 9,146,338
------------------------------------------------------------------

STATE
--------------------------------------------------------------
                            NO. OF      AGGREGATE
                           MORTGAGED   CUT-OFF DATE    % OF
                          PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------------
California                    38       264,386,894     15.0
  Southern California         27       203,981,265     11.6
  Northern California         11        60,405,629      3.4
New York                       9       240,988,423     13.7
Illinois                      20       123,382,533      7.0
Texas                         12       119,177,115      6.8
Florida                       19       102,894,975      5.8
Virginia                       7        94,493,877      5.4
Maryland                      10        80,966,403      4.6
Washington                     9        80,625,391      4.6
New Jersey                     7        78,242,691      4.4
Arizona                       27        57,116,976      3.2
Other                        166       522,968,017     29.6
--------------------------------------------------------------
TOTAL:                       324     1,765,243,294    100.0
--------------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------
                       NO. OF      AGGREGATE
                     MORTGAGED   CUT-OFF DATE    % OF
                    PROPERTIES    BALANCE ($)    POOL
--------------------------------------------------------
Retail                  197       656,304,479    37.2
Office                   34       575,342,950    32.6
Hospitality              10       132,937,800     7.5
Multifamily              24       124,623,930     7.1
Industrial               23       122,240,981     6.9
Self Storage             28       109,949,479     6.2
Manufactured Housing
Community                 6        29,334,089     1.7
Mixed Use                 1        14,386,168     0.8
Land                      1           123,419     0.0
--------------------------------------------------------
TOTAL:                  324     1,765,243,294   100.0
--------------------------------------------------------

MORTGAGE RATE (%)
--------------------------------------------------------
                       NO.OF      AGGREGATE
                     MORTGAGE   CUT-OFF DATE    % OF
                       LOANS      BALANCE ($)    POOL
--------------------------------------------------------
4.7000% - 5.0000%         5       44,917,983      2.5
5.0001% - 5.2500%        29      292,149,910     16.6
5.2501% - 5.5000%        69      666,188,178     37.7
5.5001% - 5.7500%        41      323,333,996     18.3
5.7501% - 6.0000%        30      357,745,276     20.3
6.0001% - 6.2500%        15       63,715,723      3.6
6.2501% - 6.3300%         4       17,192,228      1.0
--------------------------------------------------------
TOTAL:                  193    1,765,243,294    100.0
--------------------------------------------------------
Min: 4.7000         Max: 6.3300         Wtd Avg: 5.4994
--------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)
-----------------------------------------------------
                  NO.OF      AGGREGATE
                MORTGAGE    CUT-OFF DATE     % OF
                  LOANS      BALANCE ($)     POOL
-----------------------------------------------------
60                   4       33,310,459       1.9
61 - 84              9       68,137,219       3.9
85 - 120           173    1,648,631,268      93.4
121 - 240            7       15,164,348       0.9
-----------------------------------------------------
TOTAL:             193    1,765,243,294     100.0
-----------------------------------------------------
Min: 60        Max: 240         Wtd Avg: 118
-----------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)
-------------------------------------------------------
                   NO.OF        AGGREGATE
                  MORTGAGE     CUT-OFF DATE      % OF
                   LOANS        BALANCE ($)      POOL
-------------------------------------------------------
56 - 60              4           33,310,459       1.9
61 - 84              9           68,137,219       3.9
85 - 120           173        1,648,631,268      93.4
121 - 227            7           15,164,348       0.9
-------------------------------------------------------
TOTAL:             193        1,765,243,294     100.0
-------------------------------------------------------
Min: 56            Max: 227            Wtd Avg: 116
-------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------
                  NO.OF        AGGREGATE
                 MORTGAGE     CUT-OFF DATE      % OF
                  LOANS        BALANCE ($)      POOL
------------------------------------------------------
6.7 - 40.0          13         104,701,032      5.9
40.1 - 45.0          3           5,481,660      0.3
45.1 - 50.0         10          58,291,941      3.3
50.1 - 55.0          8          46,107,540      2.6
55.1 - 60.0         11         127,512,691      7.2
60.1 - 65.0         26         189,589,055     10.7
65.1 - 70.0         33         232,538,000     13.2
70.1 - 75.0         53         612,347,903     34.7
75.1 - 84.0         36         388,673,473     22.0
------------------------------------------------------
TOTAL:             193       1,765,243,294    100.0
------------------------------------------------------
Min: 6.7            Max: 84.0          Wtd Avg: 67.9
------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)
-------------------------------------------------------
                  NO.OF         AGGREGATE
                 MORTGAGE      CUT-OFF DATE      % OF
                  LOANS         BALANCE ($)      POOL
-------------------------------------------------------
0.4 - 25.0          11           17,575,170       1.0
25.1 - 30.0          1           14,942,786       0.8
30.1 - 35.0          5           32,934,930       1.9
35.1 - 40.0         12           97,543,801       5.5
40.1 - 45.0          9           70,718,159       4.0
45.1 - 50.0         13           71,559,559       4.1
50.1 - 55.0         33          247,458,076      14.0
55.1 - 60.0         36          271,450,111      15.4
60.1 - 65.0         38          478,500,462      27.1
65.1 - 70.0         27          376,768,414      21.3
70.1 - 71.7          8           85,791,827       4.9
-------------------------------------------------------
TOTAL:             193        1,765,243,294     100.0
-------------------------------------------------------
Min: 0.4            Max: 71.7           Wtd Avg: 58.0
-------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------
                   NO.OF         AGGREGATE
                  MORTGAGE      CUT-OFF DATE      % OF
                   LOANS         BALANCE ($)      POOL
--------------------------------------------------------
 1.07 - 1.20         6           18,909,204       1.1
 1.21 - 1.30        23          177,189,887      10.0
 1.31 - 1.40        41          268,821,661      15.2
 1.41 - 1.50        29          207,210,755      11.7
 1.51 - 1.60        26          223,483,729      12.7
 1.61 - 1.70        20          206,169,181      11.7
 1.71 - 1.80        12          270,830,126      15.3
 1.81 - 1.90         5           30,442,836       1.7
 1.91 - 2.00         5           54,685,113       3.1
 2.01 - 2.10         5           77,324,776       4.4
 2.11 - 2.20         3           18,491,554       1.0
 2.21 - 2.30         1           13,581,074       0.8
 2.31 - 2.50         3           35,276,099       2.0
 2.51 - 16.19       14          162,827,299       9.2
--------------------------------------------------------
 TOTAL:            193        1,765,243,294     100.0
--------------------------------------------------------
 Min: 1.07        Max: 16.19         Wtd Avg: 1.73
--------------------------------------------------------

All numerical information concerning the mortgage loans is approximate. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their outstanding principal balances as of the
Cut-off Date. State and Property Type tables reflect allocated loan amounts in the case of mortgage loans secured by multiple properties. Original and
Remaining Term to Stated Maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates. The sum of numbers and percentages in columns may not match the "Total" due to rounding. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled pari passu companion loans are calculated in a manner that reflects the aggregate indebtedness evidenced by that mortgage loan and those related non-pooled pari passu companion loans collectively. The loan-to-value ratios and debt service coverage ratios with respect to each mortgage loan that has one or more related non-pooled subordinate loans are calculated in a manner that reflects only the indebtedness evidenced by that mortgage loan, without regard to the indebtedness evidenced by those non-pooled subordinate loans.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

IV. LARGE LOAN DESCRIPTION
    ----------------------

                                TEN LARGEST LOANS
                                -----------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUT-OFF BALLOON/
                                                           PROPERTY   CUT-OFF DATE  % OF    ROOMS/   LOAN PER  U/W   DATE    ARD
 NO.            PROPERTY NAME        CITY        STATE       TYPE       BALANCE     POOL      SF     ROOM/SF   DSCR   LTV    LTV
-----------------------------------------------------------------------------------------------------------------------------------

 1.  One MetroTech Center(1)      Brooklyn         NY       Office    $180,000,000  10.2%   933,011   $192.92  1.71x  72.9%  64.5%
-----------------------------------------------------------------------------------------------------------------------------------
 2.  Lock Up Storage Centers
     Portfolio(2)                 Various       Various  Self Storage  $56,330,000   3.2% 1,030,694    $54.65  3.51x  38.6%  35.8%
-----------------------------------------------------------------------------------------------------------------------------------
 3.  Park Place(3)                Florham Park     NJ       Office     $50,900,000   2.9%   351,955   $144.62  2.08x  59.2%  59.2%
-----------------------------------------------------------------------------------------------------------------------------------
 4.  Ballston Office Center(4)    Arlington        VA       Office     $46,000,000   2.6%   178,452   $257.77  1.61x  73.1%  67.8%
-----------------------------------------------------------------------------------------------------------------------------------
 5.  Marriott Troy(5)             Troy             MI    Hospitality   $38,660,000   2.2%       350  $110,457  2.55x  62.8%  51.4%
-----------------------------------------------------------------------------------------------------------------------------------
 6.  Northwood Centre(6)          Tallahassee      FL       Office     $37,500,000   2.1%   421,853    $88.89  1.95x  75.0%  65.6%
-----------------------------------------------------------------------------------------------------------------------------------
 7.  Kaleidoscope Center          Mission Viejo    CA       Retail     $35,968,188   2.0%   219,009   $164.23  1.27x  72.7%  61.4%
-----------------------------------------------------------------------------------------------------------------------------------
 8.  Alexandria Mall              Alexandria       LA       Retail     $27,117,511   1.5%   388,987    $69.71  1.53x  63.4%  53.2%
-----------------------------------------------------------------------------------------------------------------------------------
 9.  Marriott Houston(7)          Houston          TX    Hospitality   $25,280,000   1.4%       390   $64,821  2.36x  67.6%  55.4%
-----------------------------------------------------------------------------------------------------------------------------------
10.  Seattle Design Center        Seattle          WA       Retail     $24,889,495   1.4%   340,290    $73.14  1.55x  65.2%  54.7%
-----------------------------------------------------------------------------------------------------------------------------------
         TOTAL/WEIGHTED AVERAGE                                       $522,645,193  29.6%                      1.99X  66.2%  58.6%
------------------------------------------------------------------------------------------------------------------------------------


(1)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(2)  The subject $56,330,000 loan represents the A-Note portion of a $92,180,000 total first mortgage debt. All Loan per SF, LTV and DSCR numbers in this table are based on the A-Note. The loan is interest only for the initial 60 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(3)  The subject $50,900,000 loan represents the A-Note portion of a $60,000,000 total first mortgage debt. All Loan per SF, LTV and DSCR numbers in this table are based on the A-Note. The loan is interest only for the entire loan term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(4)  The loan is interest only for the initial 60 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(5)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 300-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(6)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 360-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

(7)  The loan is interest only for the initial 24 months of the loan term and thereafter is scheduled to amortize based upon a 300-month amortization term. The U/W DSCR presented in the table is based on scheduled debt service prior to the commencement of amortization.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                        8

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

V. SUMMARY OF PARI PASSU SPLIT LOAN STRUCTURES(1)
   ----------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                      WHETHER NOTE IS HELD                               WHETHER NOTE IS LEAD
                            RELATED NOTES IN LOAN     BY SERIES 2005-PWR8                                  SERVICER FOR THE
     PROPERTY NAME         GROUP (ORIGINAL BALANCE)        TRUST FUND             HOLDER OF NOTE         ENTIRE LOAN GROUP(2)
--------------------------------------------------------------------------------------------------------------------------------

JL Holdings Portfolio      Senior A Notes (pari passu with each other)
--------------------------------------------------------------------------------------------------------------------------------
                                 $15,000,000                  Yes            BSCMSI Series 2005 - PWR8            Yes
--------------------------------------------------------------------------------------------------------------------------------
                                 $15,000,000                   No                      N/A(5)                    N/A(5)
--------------------------------------------------------------------------------------------------------------------------------
                           Subordinate B Note
--------------------------------------------------------------------------------------------------------------------------------
                                  29,800,000                 N/A(5)                    N/A(5)                    N/A(5)
--------------------------------------------------------------------------------------------------------------------------------
Marquis Apartments         Senior A Notes (pari passu with each other)
--------------------------------------------------------------------------------------------------------------------------------
                                 $45,000,000                   No            BSCMSI Series 2005 - PWR7            Yes
--------------------------------------------------------------------------------------------------------------------------------
                                  $5,000,000                  Yes            BSCMSI Series 2005 - PWR8            No
--------------------------------------------------------------------------------------------------------------------------------
                           Subordinate B Note
--------------------------------------------------------------------------------------------------------------------------------
                                     None                     N/A                       N/A                       N/A
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                          CURRENT SPECIAL
                            CURRENT MASTER SERVICER        SERVICER FOR
        PROPERTY NAME       FOR SECURITIZED NOTE(3)     SECURITIZED NOTE(4)
------------------------------------------------------------------------------

JL Holdings Portfolio
------------------------------------------------------------------------------
                                Well Fargo Bank,       ARCap Servicing, Inc.
                              National Association
------------------------------------------------------------------------------
                                     N/A(5)                   N/A(5)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                     N/A(5)                   N/A(5)
------------------------------------------------------------------------------
Marquis Apartments
------------------------------------------------------------------------------
                                Well Fargo Bank,       ARCap Servicing, Inc.
                              National Association
------------------------------------------------------------------------------
                                Well Fargo Bank,       ARCap Servicing, Inc.
                              National Association
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                      N/A                       N/A
------------------------------------------------------------------------------


(1)  This chart only includes those loans with pari passu loan structures.

(2)  Indicates whether the pooling and servicing agreement for the trust that holds the relevant note or tranche is also the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(3)  Indicates the identity of the master servicer for the holder of the relevant note, whether or not the same entity is the master servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(4)  Indicates the identity of the special servicer for the holder of the relevant note, whether or not the same entity is the special servicer under the pooling and servicing agreement under which the entire loan group is principally serviced and administered.

(5)  Not yet securitized.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                  MORTGAGE LOAN NO. 1 -- ONE METROTECH CENTER

                     [ONE METROTECH CENTER PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       10

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                       [ONE METROTECH CENTER MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       11

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------
                   MORTGAGE LOAN NO. 1 -- ONE METROTECH CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          BSCMI

LOAN PURPOSE:                  Refinance

ORIGINAL BALANCE:              $180,000,000

CUT-OFF DATE BALANCE:          $180,000,000

FIRST PAYMENT DATE:            07/01/2005

INTEREST RATE:                 5.85700%

AMORTIZATION TERM:             Months 1-24: Interest Only

                               Months 25-120: 360 months

ARD:                           Yes

ANTICIPATED REPAYMENT DATE:    06/01/2015

MATURITY DATE:                 06/01/2035

EXPECTED ARD BALANCE:          $159,278,794

SPONSORS:                      Forest City Enterprises, Inc. and
                               Bruce Ratner

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from date of securitization,
                               with U.S. Treasury defeasance for the following
                               92 payments, and open to prepayment without
                               premium thereafter through maturity.

CUT-OFF DATE BALANCE PER SF:   $192.92

UP-FRONT RESERVES:             RE Taxes:          $1,062,651

                               Insurance:         $15,044

                               Replacement:       $20,000

                               TI/LC:             $3,000,000

                               Other:(2)          $7,153,363

ONGOING RESERVES:              RE Taxes:          $233,783/month

                               Insurance:(3)      Springing

                               Replacement:       $20,000/month

                               TI/LC:             $25,000/month

                               Other:             $412,500/month

LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (M/F):(1)        Baa2/BBB-

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      Brooklyn, NY

YEAR BUILT/RENOVATED:          1991/2003-2004

PERCENT LEASED (AS OF):        93.7% (05/01/05)

NET RENTABLE AREA:             933,011

THE COLLATERAL:                A 23-story, Class A office property located in
                               Brooklyn, New York.

OWNERSHIP INTEREST:            Leasehold

                                                      LEASE
MAJOR TENANTS                  % NRA    RENT PSF    EXPIRATION
-------------                  -----    --------    ----------
Keyspan Energy                 39.3%     $33.13     02/28/2025
Bear Stearns                   31.2%     $23.88     06/30/2024
Forest City Ratner Co.          3.8%     $30.00     01/31/2007

PROPERTY MANAGEMENT:           First New York Partners

U/W NET CASH FLOW:             $18,264,031

APPRAISED VALUE (AS OF):       $247,000,000 (03/01/05)

CUT-OFF DATE LTV RATIO:        72.9%

LTV RATIO AT ARD:              64.5%

U/W DSCR:(4)                   1.71x
--------------------------------------------------------------------------------

(1)  Moody's Investors Service, Inc. and Fitch, Inc. have confirmed that the One
     Metrotech Center loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "Baa2" /
     "BBB-", respectively.

(2)  This up-front reserve consists of tenant improvements that the borrower owes Keyspan, ground rent due under the ground lease and principal and interest payments due under the UDAG loan.

(3)  An ongoing escrow springs if the borrower fails to provide lender evidence of payment of the insurance premiums.

(4)  The DSCR is based on the interest only period. The DSCR would be 1.43x based on the principal and interest payments commencing on July 1, 2007
     (after the interest only period).

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       12

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

THE ONE METROTECH CENTER LOAN.

     THE LOAN. The largest loan (the "One MetroTech Center Loan") is a
$180,000,000 first mortgage loan secured by the borrower's leasehold interest in a Class A office building located in Brooklyn, New York.

     THE BORROWER. The borrower, Forest City Jay Street Associates, LP, is a single purpose entity that owns no material assets other than the mortgaged property and related interests (other than as described under "Common Area
Interest" below). The general partner of the borrower is structured with two independent directors. A non-consolidation opinion was delivered at origination.
The borrower is sponsored by Forest City Enterprises, Inc. ("FCE"; NYSE: FCY)
and Bruce Ratner. Together, they established Forest City Ratner Companies
("FCR") in 1985, are headquartered in One MetroTech Center and are principally engaged in the ownership, development, acquisition and management of premier commercial and residential real estate throughout New York. Established in 1921,
FCE's $7.3 billion portfolio includes interests in retail centers, apartment communities, office buildings and hotels in 23 states and the District of
Columbia as of January 31, 2005. FCR's current portfolio is comprised of approximately 6 million square feet of GLA in operation, 1.2 million square feet under construction and another 1.5 million square feet under development.

     THE PROPERTY. One MetroTech Center is a 23-story office building with an attached 270-car garage. The property was constructed in 1991 and was renovated in 2003 and 2004. The property is part of the MetroTech Center which is a 7.6 million square foot, eleven building, commercial, academic and high technology complex located on a ten-block, sixteen-acre site in the center of downtown
Brooklyn. FCR was the developer of MetroTech Center. One MetroTech Center is located directly above the Jay Street/Borough Hall subway stop, which offers both express and local subway service on the A, C and F lines to points in
Manhattan, Brooklyn and Queens. Additionally, the New York Marriott at Brooklyn
Bridge is located directly across the street from the property.

     SIGNIFICANT TENANTS: As of May 1, 2005, One MetroTech Center was
approximately 93.7% leased by 16 tenants and approximately 84% of the NRA is leased to investment grade rated tenants.

     Keyspan Energy ("Keyspan"; NYSE: KSE; rated A/A3/A- by S/M/F) leases
366,445 sq.ft. (39.3% of the NRA) under a lease for $33.13psf expiring in
February 2025. Keyspan is headquartered in One MetroTech Center and operates in the gas distribution, electric services, energy services and energy investments segments. A member of the Standard & Poor's 500 Index, KeySpan Corporation
(NYSE: KSE) is a distributor of natural gas in the United States and serves approximately 2.6 million customers in the Northeast. KeySpan is an electric generator in New York State, with approximately 6,600 megawatts of generating capacity that provides power to 1.1 million customers of the Long Island Power
Authority (LIPA) on Long Island and supplies approximately 25 percent of New
York City's capacity needs.

     Bear Stearns (NYSE: BSC; rated A/A1/A+ by S/M/F) leases 291,044 sq.ft.
(31.2% of the NRA) under a lease for $23.88psf expiring in June 2024 with one
10-year extension option. Bear Stearns is an investment banking, securities and derivatives trading and brokerage firm that serves corporations, governments, institutional and individual investors worldwide. Bear Stearns is headquartered in New York City and currently employs approximately 11,000 people worldwide.
Bear Stearns had total capital of $48.5 billion (as of February 28, 2005) and total assets of $255.9 billion (as of November 30, 2004).

     Forest City Ratner Co. leases 35,794 sq.ft. (3.8% of the NRA) under a lease for $30.00psf expiring in January 2007. Forest City Ratner Co. ("FCR") was founded in 1985 by Forest City Enterprises, Inc. and Bruce Ratner, the sponsors.
FCR is headquartered in One MetroTech Center and is principally engaged in the ownership, development, acquisition and management of premier commercial and residential real estate throughout New York. FCR's current portfolio is comprised of approximately 6 million square feet of GLA in operation, 1.2 million square feet under construction and another 1.5 million under development. FCR is an affiliate of the borrower.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       13

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
             # OF LEASES   TOTAL SF    % OF TOTAL    CUMULATIVE   CUMULATIVE %
    YEAR      EXPIRING     EXPIRING    SF EXPIRING    TOTAL SF   OF SF EXPIRING
--------------------------------------------------------------------------------
        MTM       2          8,785         0.9%          8,785         0.9%
       2005       1         23,812         2.6%         32,597         3.5%
       2006       1          4,172         0.4%         36,769         3.9%
       2007       4         82,883         8.9%        119,652        12.8%
       2008       1          4,200         0.5%        123,852        13.3%
       2010       1         25,000         2.7%        148,852        16.0%
       2012       2         56,531         6.1%        205,383        22.0%
       2013       1          4,500         0.5%        209,883        22.5%
 THEREAFTER       3        663,945        71.2%        873,828        93.7%
     VACANT     NAP         59,183         6.3%        933,011       100.0%
--------------------------------------------------------------------------------
      TOTAL      16        933,011       100.0%
--------------------------------------------------------------------------------

(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by First New York Partners, an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The borrower has incurred additional indebtedness of $8 million to a New York City agency through an Urban Development Action
Grant ("UDAG"). The One MetroTech Center Loan is structured with a debt service reserve for the UDAG Loan. The UDAG Loan is fully subordinated and subject to a standstill agreement pursuant to which the holder of the UDAG Loan is required to stand still for 6 months. Additionally, the One MetroTech Center Loan documents permit pledges of interests in Forest City Rental Properties ("FCRP")
in connection with corporate level financings. In addition, FCRP may create a new entity with a smaller net worth and pledge interests therein provided such entity must have a substantial net worth and the borrower must first obtain a confirmation of no downgrade from the rating agencies with respect to the One
MetroTech Center Loan.

     COMMON AREA INTEREST. In addition to its ownership of the mortgaged property, the borrower owns, and has pledged to the lender as additional security for the One MetroTech Center Loan, an equity interest in a New York general partnership that owns certain common area that is part of the MetroTech
Center. The borrower has an obligation to make limited rental payments for this common area. The borrower may have additional liability with respect to its ownership interests in this equity (and indirectly, the common area) to the extent not covered by insurance.

     GROUND LEASE. The property is encumbered by a ground lease that expires
March 10, 2087. The ground lease base rent per annum is $415,000. In addition to the base rent, the ground lease structure requires payments totaling $25.7 million over the term of the One MetroTech Center Loan. The One MetroTech Center
Loan is structured with an annual escrow in the amount of $4.55 million over the term of the One MetroTech Center Loan to cover the payments under the ground lease that are in excess of the base rent.

     RELEASE AND SUBSTITUTION OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       14

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       15

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

            MORTGAGE LOAN NO. 2 -- LOCK UP STORAGE CENTERS PORTFOLIO

              [LOCK UP STORAGE CENTERS PORTFOLIO PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       16

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                 [LOCK UP STORAGE CENTERS PORTFOLIO MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       17

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------
            MORTGAGE LOAN NO. 2 -- LOCK UP STORAGE CENTERS PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:            PMCF

LOAN PURPOSE:                    Refinance

ORIGINAL BALANCE:(1)             $56,330,000

CUT-OFF DATE BALANCE:(1)         $56,330,000

FIRST PAYMENT DATE:              07/05/2005

INTEREST RATE:                   5.29000%

AMORTIZATION TERM:               Months 1-60: Interest Only
                                 Months 61-120: 360 months

ARD:                             No

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   06/05/2015

EXPECTED MATURITY BALANCE:(1)    $52,249,647

SPONSOR:                         Lock Up Evergreen, LLC

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 23-payment lockout from the first payment date,
                                 with the greater of 1% or Yield Maintenance
                                 until 30 days prior to the maturity date when
                                 it is open to prepayment without premium.

CUT-OFF DATE BALANCE PER SF:(1)  $54.65

UP-FRONT RESERVES:               TI/LC:(2)    $6,500,000

                                 Other:(3)    $1,724,000

ONGOING RESERVES:                NAP

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING (M/F):(4)        A2/A

SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Self-Storage

PROPERTY SUB-TYPE:             Self-Storage

LOCATION:                      See Table Below

YEAR BUILT/RENOVATED:          Various

PERCENT LEASED (AS OF):        66.1% (04/07/05)

NET RENTABLE AREA:             1,030,694

THE COLLATERAL:                15 cross-collateralized self-storage properties
                               located in Illinois, New Jersey and Florida.

OWNERSHIP INTEREST:            Fee (14); Leasehold (1)

PROPERTY MANAGEMENT:           SHS Development Company

U/W NET CASH FLOW:             $10,607,727

APPRAISED VALUE (AS OF):(5)    $145,990,000 (See footnote)

CUT-OFF DATE LTV RATIO:(1)(5)  38.6%

LTV RATIO AT MATURITY:(1)(5)   35.8%

U/W DSCR:(1)(6)                3.51x
--------------------------------------------------------------------------------

(1)  The subject $56,330,000 loan represents the A-Note portion of a $92,180,000 total first mortgage debt. All Loan per SF, LTV and DSCR numbers in this table are based on the A-Note. All LTV calculations are based on the appraised "As Is" value.

(2)  The borrower deposited $6,500,000 at origination to be held as additional security for the debt. Within 90 days from the origination date, the borrower is required under the Loan Agreement to replace the deposit with a letter of credit in the amount of $6,500,000 (the "Lease Up LC") which will be held until Stabilization of the combined portfolio. The Lease Up LC will be reduced to $3,250,000 following achievement of an annualized trailing six month NOI of no less than $9,650,000, and fully released following achievement of Stabilization. According to the loan documents,
     "Stabilization" will be achieved when the combined portfolio reaches an annualized trailing six month NOI of $11,000,000 as well as a physical occupancy of no less than 75% of the total rentable space.

(3)  The borrower delivered a letter of credit at origination in the amount of
     $1,724,000 that represents the estimated purchase price of the fee interest in the 2600 Old Willow Road property pursuant to the related ground lease.
     See "Ground Lease" below for additional information relating to the purchase option.

(4)  Moody's Investors Service, Inc. and Fitch, Inc. have confirmed that the
     Lock Up Storage Centers Portfolio loan has, in the context of its inclusion in the trust, credit characteristics consistent with that of an obligation rated "A2" / "A", respectively.

(5)  Appraisal as-of dates range from March 31, 2005 to April 8, 2005. The appraiser also concluded an "As-Stabilized" value of $151,640,000 for the portfolio. The Cut-off Date LTV Ratio and LTV Ratio at Maturity of the
     $92,180,000 total first mortgage debt are 63.1% and 58.6%, respectively.

(6)  The DSCR is based solely on the A-Note portion during the interest only period. The DSCR solely on the A-Note portion would be 2.83x based on the principal and interest payment due on July 5, 2010 (after the interest only period). The DSCR based on the total first mortgage debt during the interest only period is 2.07x. The DSCR based on the total first mortgage debt would be 1.69x, based on the principal and interest payment due on
     July 5, 2010 (after the interest only period).

THE LOCK UP STORAGE CENTERS PORTFOLIO LOAN.

     THE LOAN. The second largest loan (the "Lock Up Storage Centers Portfolio
Loan") is a $56,330,000 A-Note (the "A-Note"), which is the senior portion of a
$92,180,000 first mortgage loan originated by Prudential Mortgage Capital
Company, LLC, an affiliate of PMCF. The junior portion of the $92,180,000 loan is in the amount of $35,850,000 (the "B-Note") and is currently held by The
Prudential Insurance Company of America. The A-Note and the B-Note have the same maturity date, and the B-Note has a

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       18

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

fixed interest rate of 5.86% on a 30/360 basis. The Lock Up Storage Centers
Portfolio Loan is secured by 15 cross-collateralized self-storage properties located in various locations throughout Illinois, New Jersey and Florida.

     THE BORROWER. The borrowers consist of 15 separate bankruptcy-remote single-purpose entities that are directly wholly-owned by the sponsor, Lock Up
Evergreen, LLC, a Delaware limited liability company. Each borrower owns no material assets other than the related property and related interests. The board of directors of each borrower has one independent director. A non-consolidation opinion was delivered at origination. Lock Up Evergreen, LLC is a long-term strategic joint venture relationship between The Lock Up Self Storage Centers and Evergreen Real Estate Partners.

     THE PROPERTIES. The collateral consists of 15 cross-collateralized stabilized and pre-stabilized self-storage facilities with approximately 11,698 rental units totaling approximately 1,030,694 net rentable square feet. Eleven properties are stabilized, totaling approximately 8,252 units with 738,589 net rentable square feet and averaging approximately 79.1% physical occupancy as of
April 2005. The remaining four pre-stabilized properties total approximately
3,446 units with 292,105 net rentable square feet and have an average physical occupancy of approximately 33.3% as of April 2005. Overall, the portfolio is approximately 66.1% occupied as of April 2005.

     More specific information about each property is set forth in the chart below:



------------------------------------------------------------------------------------------------------------------------
                                                                                                              "AS-IS"
                                                 YEAR BUILT/                                                 APPRAISED
      PROPERTY                    LOCATION       RENOVATED    UNITS     NRSF     OCCUPANCY(1)   U/W NCF        VALUE
------------------------------------------------------------------------------------------------------------------------

Stabilized Properties
747 Milwaukee Ave.              Glenview, IL           1987     869      73,577    68.50%        $395,211     $5,610,000
2600 Old Willow Rd.             Northbrook,IL     1976/1995     703      71,731    87.20%        $514,913     $6,950,000
431 Ogden Ave.                  Lisle, IL              1998     484      55,627    85.80%        $429,490     $6,200,000
125 Bergenline Ave.             Westwood, NJ           1999     432      43,025    89.70%        $574,713     $8,000,000
800 Frontage Rd.                Northfield, IL         1996     253      28,424    98.10%        $371,027     $5,430,000
1930 N. Clybourne Ave.          Chicago, IL            2000   1,090      97,993    81.60%      $1,345,847    $19,500,000
350 W. Kinzie St.               Chicago, IL       1904/2000   1,101      71,683    76.20%      $1,004,906    $13,300,000
1401 N. Plum Grove Rd.          Schaumburg, IL    1998/2002     726      88,689    67.00%        $441,939     $7,350,000
1400 S. Skokie Hwy.             Lake Forest, IL   1996/2001     877      75,694    73.00%        $901,851    $14,400,000
2525 W. Armitage Ave.           Chicago, IL            2000     718      58,226    76.40%        $338,298     $6,600,000
305 Eisenhower Pkwy.            Livingston, NJ         2002     999      73,920    85.60%      $1,036,859    $14,200,000
------------------------------------------------------------------------------------------------------------------------
Stabilized Subtotal/Wtd. Avg.                                 8,252     738,589    79.09%      $7,355,054   $107,540,000

Pre-Stabilized Properties
750 Busse Highway               Park Ridge, IL         2004     880      72,861    25.40%        $874,019    $10,580,000
5250 Golf Rd.                   Skokie, IL             2005   1,049      94,423     3.90%      $1,126,848    $11,000,000
995 Golden Gate Pkwy.           Naples, FL             2002     708      57,013    59.00%        $560,784     $7,280,000
1200 Pine Ridge Rd.             Naples, FL             2003     809      67,808    61.20%        $691,023     $9,590,000
------------------------------------------------------------------------------------------------------------------------
Pre-Stabilized Subtotal/Wtd. Avg.                             3,446     292,105    33.32%      $3,252,674    $38,450,000

TOTAL PORTFOLIO/WTD. AVG.                                    11,698   1,030,694    66.12%     $10,607,727   $145,990,000
------------------------------------------------------------------------------------------------------------------------
(1)  AS PER A BORROWER PROVIDED RENT ROLL DATED 4/7/05
------------------------------------------------------------------------------------------------------------------------


     PROPERTY MANAGEMENT. The properties are managed by SHS Development Company, an Illinois corporation.

     ADDITIONAL INDEBTEDNESS. The properties also secure a subordinate
$35,850,000 B-Note. The B-Note will not be included in the trust. The holder of the B-Note will have various consent rights with respect to material servicing decisions, a right to appoint or replace the special servicer, a right to cure defaults and an option to purchase the A-Note under certain circumstances. For more information with respect to these rights, see "Description of the Mortgage
Pool-Certain Characteristics of the Mortgage Pool-Pari Passu, Subordinate and
Other Financing-Split Loan Structures" and "Servicing of the Mortgage Loans
Under the Series 2005-PWR8 Pooling and Servicing Agreement-Lock Up Storage
Centers Portfolio Non-Pooled Subordinate Noteholder" in the Prospectus
Supplement.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       19

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     GROUND LEASE. One of the borrowers, Northfield Self Storage Centers, LLC
("Northfield"), owns the leasehold interest in the 2600 Old Willow Road property pursuant to a ground lease with an unaffiliated third party. The ground lease expires on November 30, 2011 (subject to an extension for the 30-day option period thereafter) and monthly payments are currently $6,250. The monthly payments are subject to an adjustment every third year based on a new appraised value. The last appraised valuation took place on January 1, 2004. At the expiration of the ground lease, Northfield has a purchase option that extends for 30 days thereafter, which Northfield is required to exercise under the loan documents. This option allows Northfield to purchase the fee interest at a price equal to 160% of its fair market value as determined by an MAI appraisal. At origination, Northfield posted a $1,724,000 letter of credit representing the estimated purchase price of the fee interest at the time of origination. This amount may be increased in the mortgagee's reasonable discretion based on an MAI appraisal.

     SUBSTITUTION OF PARCELS. Beginning on the later of a) 12 months following the origination date or b) Stabilization and up until 12 months prior to the maturity date, the borrowers may substitute up to six portfolio properties in no more than four separate transactions provided certain conditions are met. These conditions include but are not limited to (i) the first substitution is required to be the 2600 Old Willow Road property, so long as the related borrower's interest is a leasehold; (ii) the substitute property must be a self-storage property that is similar or better in quality to the proposed replacement property as described in the loan documents; (iii) the substitution is required to result in an overall loan-to-value ratio less than or equal to the lesser of a 65% loan-to-value ratio or the loan-to-value ratio immediately prior to the substitution, as well as a debt service coverage ratio greater than 1.75x; (iv)
after giving effect to the substitution, the aggregate allocated loan amounts for the properties as to which substitutions have been effected and as to which a substitution is proposed must not cumulatively exceed thirty five percent
(35%) of the original principal balance of the Lock Up Storage Centers Portfolio
Loan; and (v) after giving effect to the substitution, the allocated loan amounts for the properties located in the Chicago MSA must not exceed seventy-five percent (75%) of the then outstanding principal balance of the Lock
Up Storage Centers Portfolio Loan.

     RELEASE OF PARCELS. Beginning on the later of a) 24 months following the origination date or b) Stabilization and up until 12 months prior to the maturity date, the borrowers may request the release of up to six portfolio properties in no more than four separate transactions provided certain conditions are met. These conditions include but are not limited to (i) the first release is required to be the 2600 Old Willow Road property, so long as the related borrower's interest is a leasehold; (ii) the borrowers are required to prepay the Lock Up Storage Centers Portfolio Loan by an amount equal to 115%
of the allocated loan amount applicable to the released property; (iii) after giving effect to the release, the remaining properties must have an overall loan-to-value ratio less than or equal to the lesser of a 65% loan-to-value ratio or the loan-to-value ratio immediately prior to the release, as well as a debt service coverage ratio greater than 1.75x; (iv) the monthly principal amortization payments must be reduced to reflect the reductions in the principal balance for the remainder of the term; (v) after giving effect to the release, the aggregate allocated loan amounts for the properties as to which releases have been effected and as to which a release is proposed must not cumulatively exceed thirty five percent (35%) of the original principal balance of the Lock
Up Storage Centers Portfolio Loan; and (vi) after giving effect to the release, the allocated loan amounts for the properties located in the Chicago MSA must not exceed seventy-five percent (75%) of the then outstanding principal balance of the Lock Up Storage Centers Portfolio Loan.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       20

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       21

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                       MORTGAGE LOAN NO. 3 -- PARK PLACE

                          [PARK PLACE PICTURES OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       22

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                            [PARK PLACE MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       23

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------
                        MORTGAGE LOAN NO. 3 -- PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          PCF

LOAN PURPOSE:                  Refinance

ORIGINAL BALANCE:              $50,900,000

CUT-OFF DATE BALANCE:          $50,900,000

FIRST PAYMENT DATE:            02/03/2005

INTEREST RATE:                 5.67000%

AMORTIZATION TERM:             Interest Only

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 01/03/2015

EXPECTED MATURITY BALANCE:     $50,900,000

SPONSOR:                       Advance Realty Group, LLC

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from the date of
                               securitization, with U.S. Treasury defeasance for
                               the following 87 payments, and open to prepayment
                               without premium thereafter through the maturity
                               date.

CUT-OFF DATE BALANCE PER SF:   $144.62

UP-FRONT RESERVES:             RE Taxes:      $139,641

                               TI/LC:         $6,175,000

                               Other: (1)     See Footnote

ONGOING RESERVES:              RE Taxes:      $46,547/month

                               TI/LC: (2)     Springing

LOCKBOX:                       None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                 NAP

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Florham Park, NJ

YEAR BUILT/RENOVATED:          1975 and 1977 / 2001

PERCENT LEASED (AS OF):        93.7% (04/04/05)

NET RENTABLE AREA:             351,955

THE COLLATERAL:                Four 3-story, Class A office buildings located in
                               Florham Park, New Jersey.

OWNERSHIP INTEREST:            Fee

                                                    LEASE
MAJOR TENANTS                  % NRA   RENT PSF    EXPIRATION
-------------                  -----   --------    ----------
Altana, Inc.                   33.7%    $28.63     07/31/2013
Global Crossing                15.5%    $32.00     04/30/2010
Development Co.
Odyssey Pharmaceuticals, Inc.  14.5%    $28.35     11/30/2015

PROPERTY MANAGEMENT:           Advance Realty Management, Inc.

U/W NET CASH FLOW:             $6,094,168

APPRAISED VALUE (AS OF):(3)    $86,000,000 (09/01/05)

CUT-OFF DATE LTV RATIO:(3)     59.2%

LTV RATIO AT MATURITY:(3)      59.2%

U/W DSCR:(4)                   2.08x
--------------------------------------------------------------------------------

(1)  Advance Realty Group has provided a personal guaranty in the amount of
     $3,150,000 due to free rent in place at the property. This guaranty will be released upon the earlier of (1) the property maintaining contractual payments of base rent of at least $733,500 per month without concessions or
     (2) October 31, 2005, the date by which the majority of the free rent expires. Additionally, Advance Realty Group will provide a personal guarantee in the amount of $1,600,000 in the event that (1) the DSCR is not equal to or greater than 1.50x and (b) Global Crossing does not exercise their renewal option and borrower does not provide evidence of an acceptable replacement tenant prior to the lease expiration of April 30,
     2010. This guarantee is being provided to cover the cost to complete any tenant improvements and leasing commissions associated with the Global
     Crossing space. Lastly, the borrower has given a collateral assignment of the letter of credit in the amount of approximately $1,600,000 which was posted by Global Crossing as a security deposit. This security deposit reduces annually beginning April 2006.

(2)  Beginning January 3, 2011, the borrower is required to deposit monthly escrow payments of $26,350 for TI/LC's to be capped at $1,580,000. Once the cap is reached, payments will be suspended until it is reduced below the cap at which time the monthly escrow payments will commence again until the cap is reached.

(3)  The Appraised Value and LTV for Park Place is based on the "Stabilized"
     value of $86,000,000 as of September 1, 2005. The "Stabilized" value assumes the occupancy has stabilized and rental abatements have expired.
     The occupancy as of April 4, 2005 was 93.7%. Based on the "As-Is" Value as
     of May 1, 2005 of $83,000,000, the LTV is 61.3%.

(4)  The DSCR is based solely on the A-Note portion. The DSCR based on the total first mortgage debt during the interest only period is 1.73x.

THE PARK PLACE LOAN.

     THE LOAN. The third largest loan (the "Park Place Loan") is a $50,900,000
Note A that is part of a $60,000,000 first mortgage loan secured by the borrower's fee interest in an office building on a 29.89 acre site in Florham
Park, New Jersey, known as Park Place.

     THE BORROWER. The borrower, Advance at Park Place, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The borrower is a single purpose entity whose managing member has an independent director. A non-consolidation opinion was delivered at origination. The borrower is ultimately controlled by Advance Realty Group, LLC.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       24

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     THE PROPERTY. Park Place consists of four 3-story office buildings containing approximately 351,955 square feet. The property was constructed in
1975 and 1977. Borrower purchased the mortgaged property in 2000, tore it down to structural steel and reconstructed the buildings in 2001. Redevelopment costs were $41,500,000. The property is located adjacent to Route 24 and is 1/8 mile from the Route 24 Columbia Turnpike interchange.

     SIGNIFICANT TENANTS: Based on the rent roll provided by the borrower dated as of April 4, 2005, the property was approximately 93.7% leased.

     Altana, Inc. ("Altana") leases a total of 118,633 sq.ft. (33.7% of the NRA)
for $28.63psf expiring in July 2013. Altana is the managing group for the U.S.
operation of Altana Pharma AG, a division of Altana AG. Altana AG is an international pharmaceuticals and chemicals company.

     Global Crossing Development Co. ("Global Crossing") leases a total of
54,660 sq.ft. (15.5% of the NRA) for $32.00psf expiring in April 2010. Global
Crossing is an international telecommunication services company. The mortgaged property is the world headquarters for Global Crossing.

     Odyssey Pharmaceuticals, Inc. ("Odyssey") leases 50,948 sq. ft. (14.5% of the NRA) for $28.35psf expiring in November 2015. Odyssey is a wholly owned subsidiary of PLIVA d.d., a pharmaceutical company. PLIVA d.d. has entered into a guaranty of all of Odyssey's obligations under its lease. The borrower was recently informed that Odyssey no longer intends to occupy the mortgaged property and intends to move out over the next 6-12 months. The borrower was further informed that Odyssey has contacted a realty firm to locate a subtenant for the leased space.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
   YEAR      # OF LEASES   TOTAL SF    % OF TOTAL    CUMULATIVE   CUMULATIVE %
              EXPIRING     EXPIRING    SF EXPIRING    TOTAL SF   OF SF EXPIRING
------------------------------------- ------------------------------------------
      2009         1         7,139         2.0%          7,139         2.0%
      2010         3        59,084        16.8%         66,223        18.8%
      2012         2        22,487         6.4%         88,710        25.2%
      2013         5       118,633        33.7%        207,343        58.9%
THEREAFTER         4       122,497        34.8%        329,840        93.7%
    VACANT       NAP        22,115         6.3%        351,955       100.0%
------------------------------------- ------------------------------------------
     TOTAL        15       351,955       100.0%
--------------------------------------------------------------------------------

(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Advance Realty Management,
Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. The property is currently encumbered by a
$9,100,000 Note B, which is subordinated to the Note A pursuant to a co-lender agreement between the holders of the Note A and the Note B. For more information with respect to these rights, see "Description of the Mortgage Pool-Certain
Characteristics of the Mortgage Pool-Pari Passu, Subordinate and Other
Financing-Split Loan Structures" and "Servicing of the Mortgage Loans Under the
Series 2005-PWR8 Pooling and Servicing Agreement-PCF Non-Pooled Subordinate
Noteholder" in the Prospectus Supplement.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       25

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                  MORTGAGE LOAN NO. 4 -- BALLSTON OFFICE CENTER

                    [BALLSTON OFFICE CENTER PICTURE OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       26

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                      [BALLSTON OFFICE CENTER MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       27

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 4 -- BALLSTON OFFICE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER:          BSCMI

LOAN PURPOSE:                  Acquisition

ORIGINAL BALANCE:              $46,000,000

CUT-OFF DATE BALANCE:          $46,000,000

FIRST PAYMENT DATE:            06/01/2005

INTEREST RATE:                 5.19400%

AMORTIZATION TERM:             Months 1-60: Interest Only
                               Months 61-120: 360 months

ARD:                           No

ANTICIPATED REPAYMENT DATE:    NAP

MATURITY DATE:                 05/01/2015

EXPECTED MATURITY BALANCE:     $42,616,483

SPONSOR:                       Forest City Enterprises, Inc.

INTEREST CALCULATION:          Actual/360

CALL PROTECTION:               24-payment lockout from date of securitization,
                               with U.S. Treasury defeasance for the following
                               91 payments, and open to prepayment without
                               premium thereafter through maturity.

CUT-OFF DATE BALANCE PER SF:   $257.77

UP-FRONT RESERVES:             Deferred
                               Maintenance:   $136,875

                               Replacement:   $2,923

                               TI/LC:         $372,549

                               Other:(1)      $516,140

ONGOING RESERVES:              RE Taxes:(2)   Springing

                               Insurance:(2)  Springing

                               Replacement:   $2,923/month

                               TI/LC: (2)     $14,583/month
LOCKBOX:                       Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SHADOW RATING:                 NAP

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Urban

LOCATION:                      Arlington, VA

YEAR BUILT/RENOVATED:          1986/NAP

PERCENT LEASED (AS OF):        94.4% (04/15/05)

NET RENTABLE AREA:             178,452

THE COLLATERAL:                An 8-story, Class A office building
                               located in Arlington, Virginia.

OWNERSHIP INTEREST:            Fee

                                                        LEASE
MAJOR TENANTS                  % NRA     RENT PSF     EXPIRATION
-------------                  -----     --------    ------------
U.S. Coast Guard               73.1%      $32.16     06/30/2006(3)
Council of Better
Business                       12.2%      $32.45     11/30/2013
Global Knowledge Network        9.1%      $28.13     08/31/2007

PROPERTY MANAGEMENT:           Forest City Commercial Management, Inc.

U/W NET CASH FLOW:             $3,904,028

APPRAISED VALUE (AS OF):       $62,900,000 (04/30/05)

CUT-OFF DATE LTV RATIO:        73.1%

LTV RATIO AT MATURITY:         67.8%

U/W DSCR: (4)                  1.61x
--------------------------------------------------------------------------------

(1)  The other escrow includes 100% of the environmental remediation costs identified ($32,400), one year of rent for the U.S. Coast Guard tenant in holdover ($266,860) and a tenant improvement escrow for the Counsil of
     Better Business ($216,880).

(2)  An ongoing escrow springs if the borrower fails to provide lender evidence of payment of the real estate taxes and/or insurance premiums. An ongoing
     TI/LC reserve of $10psf springs if the United States Coast Guard fails to renew any portion of their space 12 months prior to the lease expiration date.

(3)  The U.S. Coast Guard occupies several spaces with staggered expiration dates. 46,502 sq.ft. expires in 2006, 35,526 sq.ft. expires in 2009 and
     48,477 sq.ft. expires in 2013. In addition, 6,065 sq.ft. of the vacant space is anticipated to be leased to the U.S. Coast Guard, with a lease out for signature.

(4)  The DSCR is based on the interest only period. The DSCR would be 1.29x based on the principal and interest payments commencing on June 1, 2010
     (after the interest only period).

THE BALLSTON OFFICE CENTER LOAN.

     THE LOAN. The fourth largest loan (the "Ballston Office Center Loan") is a
$46,000,000 first mortgage loan secured by the borrower's fee simple interest in the Ballston Office Center located in Arlington, Virginia.

     THE BORROWER. The borrower, Ballston Office Center, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination. The borrower is sponsored by Forest City Enterprises, Inc. ("Forest
City"). Forest City is a publicly traded real estate company and is principally engaged in the ownership, development, acquisition and

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       28

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

management of commercial and residential real estate throughout the United
States. Established in 1921, Forest City's $7.3 billion portfolio includes interests in retail centers, apartment communities, office buildings and hotels in 23 states and the District of Columbia as of January 31, 2005.

     THE PROPERTY. The Ballston Office Center is a 178,452 square foot, 8-story,
Class A office building built on top of the Ballston Common Mall, located in
Arlington, Virginia. The Ballston Office Center was built in 1986 on air rights on the southern perimeter of the Ballston Common Mall. The Ballston Common Mall
is owned by Forest City. The office is accessible through the dedicated office lobby on Wilson Boulevard or through a hallway that connects the lobby to the
2nd floor of the Ballston Common Mall. The property is located less than two blocks from the Ballston-Marymount University Metrorail Station and parking is provided on site. The property is located approximately five miles west of downtown Washington D.C. and is accessible by several nearby bridges. The Ronald
Reagan Washington National Airport is located approximately seven miles southeast of the property. According to CB Richard Ellis' 1st quarter 2005
Northern Virginia office market report, the Ballston submarket vacancy and average rent were 10% and $31.78, respectively.

     SIGNIFICANT TENANTS: As of April 15, 2005, the Ballston Office Center was
approximately 94.4% leased by 3 tenants and approximately 73% of the NRA is leased to investment grade rated tenants.

     The U.S. Coast Guard (GSA) (implied rating of AAA) leases 130,505 sq.ft.
(73.1% of the NRA) under leases for $32.16psf expiring at various dates in 2006,
February 2009 and June 2013. The U.S. Coast Guard has been at the property since
1991. The U.S. Coast Guard is a military organization that was founded 211 years ago and is responsible for maritime safety, protection of natural resources, mobility, maritime security, and national defense. As of July 2004, the U.S.
Coast Guard reported 91,300 employees. The U.S. Coast Guard lease is subject to congressional budget appropriations.

     Council of Better Business ("BBB") leases 21,688 sq.ft. (12.2% of the NRA)
under a lease for $32.45psf expiring in November 2013. BBB is a private, non-profit organization developed to monitor and report marketplace activities to the public. There are more than 135 Bureau offices in the U.S., Canada and
Puerto Rico. Each office maintains files on companies headquartered in its service area, which may extend as far as a 200-mile radius. The borrower has reported that it has received notice from BBB that BBB intends to sublease its space.

     Global Knowledge Network ("Global Knowledge") leases 16,180 sq.ft. (9.1% of the NRA) under a lease for $28.13psf expiring in August 2007. Global Knowledge is a privately held provider of training, enterprise learning services and software solutions for information technology and management professionals.
Founded in 1995, Global Knowledge employs more than 800 people worldwide and is headquartered in Cary, North Carolina. The company is owned by New York-based investment firm Welsh, Carson, Anderson, and Stowe. Global Knowledge offers 700 courses in 13 languages, including vendor-specific training for Cisco, Nortel,
Microsoft, Oracle, Red Hat and Foundstone technologies and certifications, as well as application and web development, operating systems, networking and wireless, security, telephony, project management and professional skills training.

--------------------------------------------------------------------------------
LEASE EXPIRATION SCHEDULE (1)
--------------------------------------------------------------------------------
 YEAR    # OF LEASES   TOTAL SF    % OF TOTAL     CUMULATIVE     CUMULATIVE %
          EXPIRING     EXPIRING    SF EXPIRING     TOTAL SF     OF SF EXPIRING
--------------------------------------------------------------------------------
  2006        2         46,502        26.1%          46,502         26.1%
  2007        2         16,180         9.1%          62,682         35.1%
  2009        4         35,526        19.9%          98,208         55.0%
  2013        2         70,165        39.3%         168,373         94.4%
VACANT      NAP         10,079         5.6%         178,452        100.0%
--------------------------------------------------------------------------------
 TOTAL       10        178,452       100.0%
--------------------------------------------------------------------------------
(1)  The above table represents the rollover at the property through year-end
     2013. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Forest City Commercial
Management, Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Not Allowed.

     GROUND LEASE. None.

     RELEASE OF PARCELS. Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       29

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                      MORTGAGE LOAN NO. 5 -- MARRIOTT TROY

--------------------------------------------------------------------------------

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

                                [PICTURE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       30

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------

                                  [Map OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       31

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8



-----------------------------------------------------------------------------------------------------------------------------------
                                               MORTGAGE LOAN NO. 5 -- MARRIOTT TROY
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:            BSCMI                              SHADOW RATING:            NAP

LOAN PURPOSE:                    Refinance                          SINGLE ASSET/PORTFOLIO:   Single Asset

ORIGINAL BALANCE:                $38,660,000                        PROPERTY TYPE:            Hospitality

CUT-OFF DATE BALANCE:            $38,660,000                        PROPERTY SUB-TYPE:        Full Service

FIRST PAYMENT DATE:              06/01/2005                         LOCATION:                 Troy, MI

INTEREST RATE:                   5.33850%                           YEAR BUILT/RENOVATED:     1990 / 2003

AMORTIZATION TERM:               Months 1-24: Interest Only         OCCUPANCY (AS OF):        67.7% (T-12 - 02/28/05)
                                 Months 25-120: 300 months
ARD:                             No                                 ROOMS:                    350

ANTICIPATED REPAYMENT DATE:      NAP

MATURITY DATE:                   05/01/2015                         THE COLLATERAL:           A 16-story, 350-room, full-service
                                                                                              hotel located in Troy, Michigan.
EXPECTED MATURITY BALANCE:       $31,664,556

SPONSOR:                         Sunstone Hotel Investors, Inc.

INTEREST CALCULATION:            Actual/360                         OWNERSHIP INTEREST:       Fee

CALL PROTECTION:                 24-payment lockout from date
                                 of securitization, with U.S.
                                 Treasury defeasance for the
                                 following 94 payments, and open
                                 to prepayment without premium on
                                 the maturity date.

                                                                    PROPERTY MANAGEMENT:      Marriott International, Inc.

CUT-OFF DATE BALANCE PER ROOM:   $110,457

UP-FRONT RESERVES:               RE Taxes:       $319,413           U/W NET CASH FLOW:        $5,335,263
                                 Other: (1)      $670,000           APPRAISED VALUE (AS OF):  $61,600,000 (04/01/05)

ONGOING RESERVES:                RE Taxes:       $79,853 /          CUT-OFF DATE LTV RATIO:   62.8%
                                                 month

                                 Insurance: (2)  Springing          LTV RATIO AT MATURITY:    51.4%
LOCKBOX:                         Springing Hard                     U/W DSCR: (3)             2.55x
----------------------------------------------------------------    ---------------------------------------------------------------


(1)  The other reserve of $670,000 was held back in conjunction with money the borrower set aside to fund a renovation program and other repairs.

(2)  An ongoing insurance escrow springs if the borrower fails to provide lender evidence of payment of the insurance premiums.

(3)  The DSCR is based on the interest only period. The DSCR would be 1.90x based on the principal and interest payments commencing on June 1, 2007
     (after the interest only period).

THE MARRIOTT TROY LOAN.

     THE LOAN. The fifth largest loan (the "Marriott Troy Loan") is a
$38,660,000 first mortgage loan secured by the borrower's fee simple interest in the Marriott Troy located in Troy, Michigan.

     THE BORROWER. The borrower, Sunstone Big Beaver, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination.
The sponsor, Sunstone Hotel Investors, Inc. ("Sunstone"; NYSE: SHO), is a
southern California-based real estate investment trust ("REIT") that owns hotels throughout the United States. As of December 31, 2004, Sunstone owned 54 hotels, comprising 13,183 rooms, located in 17 states in the United States. Sunstone's hotels are operated under brand names including Marriott, Hilton, Hyatt,
InterContinental and Wyndham.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       32

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     THE PROPERTY. The property is a Marriott flagged, 16-story, 350-room full-service hotel located in Troy, Michigan. The Marriott Troy was built in
1990 and features a fully equipped health club with heated indoor swimming pool, whirlpool, dry saunas, a sundeck and private locker rooms. There is approximately 14,000 square feet of meeting space with 15 meeting and banquet rooms. Over the past two years, approximately $4.5 million, or $12,771 per key, has been spent in capital improvements on the Marriott Troy. The property is located on Big Beaver Road near I-75 (a major interstate highway), which is a major thoroughfare with numerous office buildings and the Somerset Mall.



--------------------------------------------------------------------------------------------
       HISTORICAL PENETRATION PERCENTAGES (1)
--------------------------------------------------------------------------------------------
        YEAR          OCCUPANCY PENETRATION      ADR PENETRATION       REVPAR PENETRATION
--------------------- ---------------------- ------------------------ ----------------------

       2002                  110.6%                  122.2%                  135.2%
       2003                  110.9%                  124.1%                  137.5%
       2004                  106.6%                  125.6%                  133.8%
T-12 THROUGH 02/05           107.3%                  125.6%                  134.8%
--------------------------------------------------------------------------------------------

(1)  The above table is based on data provided by STAR Trend Reports.

     PROPERTY MANAGEMENT. The property is managed by Marriott International,
Inc. (NYSE:MAR; rated BBB+/Baa2/BBB by S&P/Moody's/Fitch), a hospitality company with nearly 2,800 operating units in the United States and 69 other countries and territories. The company has approximately 128,000 employees and is headquartered in Washington, D.C.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       33

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                     MORTGAGE LOAN NO. 6 -- NORTHWOOD CENTRE

--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       34

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       35

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8



-----------------------------------------------------------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 6 -- NORTHWOOD CENTRE
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:          BSCMI                                SHADOW RATING:            NAP
LOAN PURPOSE:                  Refinance                            SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:              $37,500,000                          PROPERTY TYPE:            Office
CUT-OFF DATE BALANCE:          $37,500,000                          PROPERTY SUB-TYPE:        Suburban
FIRST PAYMENT DATE:            03/01/2005                           LOCATION:                 Tallahassee, FL
INTEREST RATE:                 5.34500%                             YEAR BUILT/RENOVATED:     1969 / 1989
AMORTIZATION TERM:             Months 1-24: Interest Only           PERCENT LEASED (AS OF):   99.1% (12/07/04)
                               Months 24-120: 360 months
ARD:                           Yes                                  NET RENTABLE AREA:        421,853
ANTICIPATED REPAYMENT DATE:    02/01/2015
MATURITY DATE:                 02/01/2035                           THE COLLATERAL:           A 4-building office complex located
                                                                                              in Tallahassee, Florida.
EXPECTED ARD BALANCE:          $32,781,177
SPONSOR:                       UrbanAmerica, L.P.                   OWNERSHIP INTEREST:       Fee
INTEREST CALCULATION:          Actual/360
CALL PROTECTION:               24-payment lockout from date of
                               securitization, with U.S.
                               Treasury defeasance for the
                               following 88 payments, and open
                               to prepayment without premium                                                            LEASE
                               thereafter through maturity.                                                             -----
                                                                    MAJOR TENANTS               % NRA    RENT PSF     EXPIRATION
                                                                    -------------               -----    --------     ----------
                                                                    State of Florida            95.7%     $15.10      11/30/2019
                                                                    Hooters                     1.1%      $17.83      08/01/2009
                                                                    The Original Italian Pie    0.7%      $13.50      12/31/2014
CUT-OFF DATE BALANCE PER SF:   $88.89
                                                                    PROPERTY MANAGEMENT:      Urban America Property Management
                                                                                              LLC
UP-FRONT RESERVES:             RE Taxes:         $136,076
                               Insurance:        $35,966
                               Deferred
                               Maintenance:      $532,600
                               Replacement:      $8,258
                               TI/LC:            $16,667
                               Other: (1)        $2,965,415
ONGOING RESERVES:              RE Taxes:         $34,019 /          U/W NET CASH FLOW:        $3,960,131
                                                 month
                               Insurance:        $11,989 /          APPRAISED VALUE (AS       $50,000,000 (12/09/04)
                                                 month              OF):
                               Replacement:      $8,258 / month     CUT-OFF DATE LTV RATIO:   75.0%
                               TI/LC:            $16,667 /          LTV RATIO AT ARD:         65.6%
                                                 month
LOCKBOX:                       Hard                                 U/W DSCR: (2)             1.95x
----------------------------------------------------------------    ---------------------------------------------------------------


(1)  This reserve consists of $2,751,415 for tenant improvements owed to the
     State of Florida and $214,000 for rent recapture for the State of Florida.

(2)  The DSCR is based on the interest only period. The DSCR would be 1.58x based on the principal and interest payments commencing on March 1, 2007
     (after the interest only period).

THE NORTHWOOD CENTRE LOAN.

     THE LOAN. The sixth largest loan (the "Northwood Centre Loan") is a
$37,500,000 first mortgage loan secured by the borrower's fee simple interest in the Northwood Centre located in Tallahassee, Florida.

     THE BORROWER. The borrower, 1940 Monroe Street FI, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests and is structured with one independent director. A non-consolidation opinion was delivered at origination. The sponsor of the loan is UrbanAmerica, L.P. ("UrbanAmerica"). UrbanAmerica is a real estate private equity firm founded in 1998 that focuses on investments in inner city commercial real estate. UrbanAmerica's investor base includes numerous banks, pension funds, and insurance companies. As of December 31, 2004, UrbanAmerica had total assets of approximately $331 million and partners' capital of over $90 million.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       36

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     THE PROPERTY. Northwood Centre is a 421,853 square foot, office complex located in Tallahassee, Florida. The property was built in 1969 as a mall, but renovated and converted to office use in 1989. The borrower has plans for additional improvements to common areas in the next two years totaling $1.3 million which was reserved for at origination. Tallahassee is the state capital of Florida and the property is principally occupied by the State of Florida. In addition to the State of Florida, there are some retail stores within the property, which serve as amenities to the office users and their clients, and two outparcels which are occupied by a Hooters restaurant and The Original
Italian Pie restaurant. The property is located on the south side of North
Monroe Street which runs from Tallahassee to I-10. North Monroe Street is a retail corridor anchored by the Tallahassee Mall, which is located one mile north of the property. Downtown Tallahassee is approximately three miles south of the Northwood Centre.

     SIGNIFICANT TENANTS: As of December 7, 2004, the Northwood Centre was
approximately 99.1% leased by 8 tenants and approximately 95.8% of the net rentable area is leased to investment grade rated tenants.

     The State of Florida (rated AAA/Aa1/AAA by S&P, Moody's, and Fitch, respectively) leases 403,716 sq.ft. (95.7% of the NRA) for $15.10psf expiring in
November 2019. The space is leased by the Department of Management Services
("DMS"), the business arm of the Florida government. The space is occupied by four separate State of Florida departments: Department of Children and Families,
Department of Education, Department of Revenue and Department of Business and
Professional Regulation. The State of Florida has been a tenant at the property since its conversion from a mall to office space in 1989. The State of Florida has a partial termination right for 70,780 square feet if the Department of
Education and the Department of Revenue are relocated to State-owned space. The lease is also subject to standard government annual budget appropriations.

     Hooters leases 4,500 sq.ft. (1.1% of the NRA) for $17.83psf expiring in
August 2009 with one 5-year extension option. Hooters is an Atlanta-based operator and franchiser of over 375 Hooters locations in 46 states, Argentina,
Aruba, Austria, Brazil, Canada, Chile, England, Guatemala, Mexico, Singapore,
Switzerland, Taiwan, Taipei and Venezuela. The Hooters system employs over
25,000 people.

     The Original Italian Pie leases 3,100 sq.ft. (0.7% of the NRA) for
$13.50psf expiring in December 2014. The Original Italian Pie was founded in
1992 in New Orleans as a single restaurant and has expanded to over 20 locations across the southeastern United States.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
---------------------- ---------------- ------------------ -------------- ---------------- ----------------

                 MTM           1               1,350            0.3%             1,350            0.3%
                2005           1               1,800            0.4%             3,150            0.7%
                2008           2               2,400            0.6%             5,550            1.3%
                2009           3               5,641            1.3%            11,191            2.7%
                2014           1               3,100            0.7%            14,291            3.4%
          THEREAFTER           3             403,716           95.7%           418,007           99.1%
              VACANT         NAP               3,846            0.9%           421,853          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL          11             421,853          100.0%
-----------------------------------------------------------------------------------------------------------


(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Urban America Property
Management LLC, an affiliate of the sponsor.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS. The Northwood Centre borrower may obtain a release of a specified vacant parcel of land adjacent to the mortgaged property, without any required prepayment of the Northwood Centre Loan, provided the borrower satisfies certain legal conditions specified in the mortgage loan documents. The lender did not underwrite any income from this parcel, and the appraisal did not assign it any value.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       37

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                   MORTGAGE LOAN NO. 7 -- KALEIDOSCOPE CENTER

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

                                  [MAP OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       38

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                                 [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       39

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8



-----------------------------------------------------------------------------------------------------------------------------------
                                            MORTGAGE LOAN NO. 7 -- KALEIDOSCOPE CENTER
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:          BSCMI                                SHADOW RATING:            NAP
LOAN PURPOSE:                  Refinance                            SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:              $36,000,000                          PROPERTY TYPE:            Retail
CUT-OFF DATE BALANCE:          $35,968,188                          PROPERTY SUB-TYPE:        Anchored
FIRST PAYMENT DATE:            06/01/2005                           LOCATION:                 Mission Viejo, CA
INTEREST RATE:                 5.75300%                             YEAR BUILT/RENOVATED:     1998 / NAP
AMORTIZATION TERM:             360 months                           PERCENT LEASED (AS OF):   85.5% (03/29/05)
ARD:                           No                                   NET RENTABLE AREA:        219,009
ANTICIPATED REPAYMENT DATE:    NAP
MATURITY DATE:                 05/01/2015                           THE COLLATERAL:           A grocery anchored,
                                                                                              retail/entertainment center located
                                                                                              in Mission Viejo, Orange County,
                                                                                              California.
EXPECTED MATURITY BALANCE:     $30,372,623
SPONSORS:                      Jong Yong Lee and Ji Hee Lee
INTEREST CALCULATION:          Actual/360                           OWNERSHIP INTEREST:       Fee

CALL PROTECTION:               24-payment lockout from date of
                               securitization, with U.S.
                               Treasury defeasance for the
                               following 94 payments, and open
                               to prepayment without premium                                                            LEASE
                               thereafter through maturity.                                                             -----
                                                                    MAJOR TENANTS               % NRA    RENT PSF     EXPIRATION
                                                                    -------------               -----    --------     ----------
                                                                    Edwards Theaters            19.6%     $16.11      06/04/2014
                                                                    Crunch Fitness Center       12.8%     $21.89      06/30/2009
                                                                    Bristol Farms               11.8%     $17.40      09/30/2013
CUT-OFF DATE BALANCE PER SF:   $164.23
                                                                    PROPERTY MANAGEMENT:      Summit Team, Inc.
UP-FRONT RESERVES:             RE Taxes:         $34,748
                               Insurance:        $7,474
                               Replacement:      $2,738
                               TI/LC:            $7,849
                               Other: (1)        $2,467,052
ONGOING RESERVES:              RE Taxes:         $34,748 /          U/W NET CASH FLOW:        $3,199,112
                                                 month
                               Insurance:        $7,474 / month     APPRAISED VALUE (AS OF):  $49,500,000 (03/01/05)

                               Replacement:      $2,738 / month     CUT-OFF DATE LTV RATIO:   72.7%
                               TI/LC:            $7,849 / month     LTV RATIO AT MATURITY:    61.4%
LOCKBOX:                       Hard                                 U/W DSCR:                 1.27x
----------------------------------------------------------------    ---------------------------------------------------------------


(1)  This reserve is an amount equal to approximately two years of rent and reimbursements plus the costs of any outstanding tenant improvements, leasing commissions, or other landlord obligations to three tenants with recently signed leases: Howie's Game Shack ($892,450), Laserquest
     ($606,200) and Riptide Restaurant ($968,402). The escrow may be released in part if among other things: i) such tenant takes occupancy, ii) such tenant is open for business, iii) such tenant commences rent payments, and iv) the
     DSCR as determined by lender is no less than 1.25x.

THE KALEIDOSCOPE CENTER LOAN.

     THE LOAN. The seventh largest loan (the "Kaleidoscope Center Loan") is a
$36,000,000 first mortgage loan secured by the borrower's fee simple interest in the Kaleidoscope Center located in Mission Viejo, California.

     THE BORROWER. The borrower, K. T. Kaleidoscope, Inc. is a single purpose entity that owns no material assets other than the mortgaged property and related interests and is structured with two independent directors. A non-consolidation opinion was delivered at origination. The sponsors of the loan are Jong Yong Lee and Ji Hee Lee. They report a net worth in excess of $40 million. Their real estate portfolio consists of shopping centers, apartment buildings and office buildings. More specifically, the sponsors own 22.5% of two partnerships which own a combined 12 apartment buildings totaling 2,300 units in
Arizona, Texas, Louisiana, Virginia and North Carolina.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       40

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     THE PROPERTY. Kaleidoscope Center is a 219,009 square foot, grocery anchored, retail/entertainment center located in Mission Viejo, Orange County,
California. The property was completed in 1998 at a cost of approximately $60 million, or nearly $275psf. The property consists of an underground garage and three levels of retail space (one at ground level, two above ground). Situated on Interstate 5, a primary north/south freeway linking Los Angeles, Orange
County and San Diego, the property is passed by approximately 300,000 cars per day. The 5-mile radius surrounding the property has a population of 315,365, average household income of $115,533, and generated total annual retail sales of
$4.04 billion. Based on CB Richard Ellis' 1st quarter 2005 Orange County retail report, the South Orange County retail submarket encompasses 16.9 million square feet of retail space, a 4.3% vacancy and a $32.16psf triple net average rent. In addition, Kaleidoscope Center is located across the street from The Shops at
Mission Viejo, a 1.2 million square foot, regional mall owned by Simon Property
Group and anchored by Saks 5th Avenue, Nordstrom, Macy's and Robinson-May.

     SIGNIFICANT TENANTS: As of March 29, 2005, the property was 85.5% leased by approximately 21 tenants. Of the tenants that report sales (excluding Edwards
Theaters), the average 2004 sales were $440psf with an occupancy cost of 6.0%.

     Edwards Theaters leases 42,834 sq.ft. (19.6% of the NRA) for $16.11psf expiring in June 2014 with one 5-year extension option. Edwards Theaters is owned by Regal Entertainment Group (NYSE: RGC). The Regal Entertainment Group,
comprising Regal Cinemas, United Artists Theatres and Edwards Theatres, operated
6,273 screens in 558 locations in 40 states as of December 30, 2004. The Edwards
Theaters at Kaleidoscope Center reported 2004 sales per screen of approximately
$469,000.

     Crunch Fitness Center leases 28,121 sq.ft. (12.8% of the NRA) for $21.89psf expiring in June 2009 with two 5-year extension options. The parent company,
Bally Total Fitness, is a national, commercial operator of fitness centers, with approximately four million members and nearly 420 facilities located in 29 states, Canada, Asia and the Caribbean. Bally Total Fitness operates under the popular brands Bally Total Fitness, Crunch Fitness, Sports Clubs of Canada,
Pinnacle Fitness, Bally Sports Clubs and Gorilla Sports.

      Bristol Farms leases 25,763 sq.ft. (11.8% of the NRA) for $17.40psf expiring in September 2013 with four 5-year extension options. Bristol Farms is wholly-owned by Albertson's (NYSE: ABS; rated BBB/Baa2/BBB by S&P, Moody's, and
Fitch, respectively). Albertson's is an operator of retail food and drug stores in the United States. Albertson's stores are operated under several names including Albertsons, Jewel-Osco, Acme, Sav-on Drugs, Osco Drug, Max Foods,
Super Saver Foods, Shaw's, Star Markets and Bristol Farms. As of October 2004,
the company operated 2,507 stores in 37 states. The Bristol Farms at
Kaleidoscope Center reported 2004 sales of $590psf with an occupancy cost of
4.1%.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
---------------------- ---------------- ------------------ -------------- ---------------- ----------------

                 MTM           1               5,277            2.4%             5,277            2.4%

                 2005          1               1,052            0.5%             6,329            2.9%

                 2006          1               1,240            0.6%             7,569            3.5%

                 2007          3               3,759            1.7%            11,328            5.2%

                 2008          4               9,950            4.5%            21,278            9.7%

                 2009          4              49,643           22.7%            70,921           32.4%

                 2010          3              17,378            7.9%            88,299           40.3%

                 2013          1              25,763           11.8%           114,062           52.1%

                 2014          2              52,106           23.8%           166,168           75.9%

                 2015          2              21,167            9.7%           187,335           85.5%

               VACANT         NAP             31,674           14.5%           219,009          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL          22             219,009          100.0%
-----------------------------------------------------------------------------------------------------------


(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Summit Team, Inc., a third party management and leasing firm based in Orange County, CA. Summit manages approximately 35 properties throughout Southern California.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       41

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                     MORTGAGE LOAN NO. 8 -- ALEXANDRIA MALL

--------------------------------------------------------------------------------

[PICTURE OMITTED]                                              [PICTURE OMITTED]

[PICTURE OMITTED]                                              [PICTURE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       42

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

--------------------------------------------------------------------------------

                                  [MAP OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       43

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8



-----------------------------------------------------------------------------------------------------------------------------------
                                              MORTGAGE LOAN NO. 8 -- ALEXANDRIA MALL
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:          BSCMI                                SHADOW RATING:            NAP
LOAN PURPOSE:                  Refinance                            SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:              $27,200,000                          PROPERTY TYPE:            Retail
CUT-OFF DATE BALANCE:          $27,117,511                          PROPERTY SUB-TYPE:        Anchored
FIRST PAYMENT DATE:            04/01/2005                           LOCATION:                 Alexandria, LA
INTEREST RATE:                 5.44000%                             YEAR BUILT/RENOVATED:     1973 / 1986, 1993
AMORTIZATION TERM:             360 months                           PERCENT LEASED (AS OF):   83.3% (02/11/05)
ARD:                           No                                   NET RENTABLE AREA:        388,987
ANTICIPATED REPAYMENT DATE:    NAP
MATURITY DATE:                 03/01/2015                           THE COLLATERAL:           A regional mall anchored by JC
                                                                                              Penney, Sears, Dillard's and
                                                                                              Mervyn's located in Alexandria,
                                                                                              Louisiana.
EXPECTED MATURITY BALANCE:     $22,737,809
SPONSORS:                      Dan Friedman, Anne Nelson
                               Zahner and David Schonberger
                                                                    OWNERSHIP INTEREST:       Fee
INTEREST CALCULATION:          Actual/360
CALL PROTECTION:               24-payment lockout from date of
                               securitization, with U.S.
                               Treasury defeasance for the
                               following 92 payments, and open
                               to prepayment without premium                                                            LEASE
                               thereafter through maturity.                                                             -----
                                                                    MAJOR TENANTS               % NRA    RENT PSF     EXPIRATION
                                                                    -------------               -----    --------     ----------
                                                                    Stein Mart                  9.8%       $2.89      05/27/2006
                                                                    Weiss & Goldring            7.7%       $2.25      07/31/2008
                                                                    Stage                       7.5%       $5.15      02/28/2006
CUT-OFF DATE BALANCE PER SF:   $69.71
                                                                    PROPERTY MANAGEMENT:      General Growth Management, Inc.
UP-FRONT RESERVES:             RE Taxes:         $103,831
                               Insurance:        $157,473
                               TI/LC:            $1,000,000
                               Capital
                               Improvements:
                               (1)               $5,000,000

ONGOING RESERVES:              RE Taxes:         $34,610 /          U/W NET CASH FLOW:        $2,816,180
                                                 month
                               Insurance:        $23,767 /          APPRAISED VALUE (AS OF):  $42,750,000 (01/05/05)
                                                 month
                               Replacement: (2)  Springing          CUT-OFF DATE LTV RATIO:   63.4%
                               TI/LC: (3)        Springing          LTV RATIO AT MATURITY:    53.2%
LOCKBOX:                       Hard                                 U/W DSCR:                 1.53x
----------------------------------------------------------------    ---------------------------------------------------------------


(1)  Approximately $5,000,000 was escrowed at closing for capital improvements that the borrower intends to perform over the next few years.

(2)  An ongoing replacement reserve springs on March 1, 2008 in the amount of
     $8,127/month.

(3)  An ongoing tenant improvement/leasing commission reserve springs on March
     1, 2008 in the amount of $24,382/month. The reserve is capped at
     $1,462,916, excluding the up-front escrow.

THE ALEXANDRIA MALL LOAN.

     THE LOAN. The eighth largest loan (the "Alexandria Mall Loan") is a
$27,200,000 first mortgage loan secured by the borrower's fee simple interest in the Alexandria Mall located in Alexandria, Louisiana.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       44

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     THE BORROWER. The borrowers, Alexandria Mall I LLC, Alexandria Mall II LLC,
Alexandria Mall III LLC and Alexandria Mall Radiant LLC, hold title as tenants-in-common. All four borrowers are single purpose entities that own no material assets other than the mortgaged property and related interests. The managing member of the borrowers are structured with one independent director. A non-consolidation opinion was delivered at closing. The sponsors of the loan are
Dan Friedman, Anne Nelson Zahner and David Schonberger. In March 2000, the
sponsors formed Radiant Partners, LLC to invest in real estate and real estate-related assets at all stages of development and redevelopment. Radiant
Partners, LLC currently owns seven assets comprising approximately 3.7 million square feet.

     THE PROPERTY. Alexandria Mall is an 882,669 square foot regional mall
(collateral consists of 388,987 square feet), anchored by JC Penney, Sears,
Dillard's, and Mervyn's located in Alexandria, Louisiana. Sears, Dillard's and
Mervyn's are not part of the collateral for the loan and JC Penney may be released as described under "Release of Parcels" below. The Sears, Dillard's,
Mervyn's and JC Penney at the property reported sales of approximately $202psf,
$245psf, $220psf and $87psf, respectively, as of the trailing 12 months ending
November 2004. JC Penney and Sears have reportedly been at the property since the property was built in 1973. Dillard's and Mervyn's have been at the property since 1985. There is no other regional shopping mall within 90 miles of the property. As the only mall in the market, Alexandria Mall services all segments of the trade area. The 2004 population was 132,275 within a 20-mile radius and
333,090 within a 50-mile radius.

     SIGNIFICANT TENANTS: As of February 11, 2005, the collateral property was approximately 83.3% leased by 65 tenants. Approximately 31 in-line tenants, or
115,519 square feet, have been at the property since at least 1995. These tenants account for approximately 60% of the total occupied in-line square footage and 54.0% of the total in-place in-line rent. Mall shop sales for the trailing 12 months ending November 2004 were $260psf with an occupancy cost of approximately 10.1%.

     Stein Mart (NYSE: SMRT) leases 38,019 sq.ft. (9.8% of the NRA) for $2.89psf expiring in May 2006 with three 5-year extension options. Stein Mart is a discount retail apparel and accessories store. As of October 30, 2004, the company operated a chain of 260 retail stores. The Stein Mart at the property reported sales of $103psf with an occupancy cost of 4.8% as of the trailing 12 months ending November 2004.

     Weiss & Goldring leases 30,040 sq.ft. (7.7% of the NRA) for $2.25psf expiring in July 2008 with two 5-year extension options. Weiss & Goldring is an apparel store owned by Harry Silver. Alexandria Mall is Weiss & Goldring's only retail location. Weiss & Goldring has been a tenant at Alexandria Mall since
1973.

      Stage (NYSE: STGS) leases 29,099 sq.ft. (7.5% of the NRA) for $5.15psf expiring in February 2006. Stage sells brand name apparel, accessories, cosmetics and footwear in over 529 stores in 29 states as of January 29, 2005.
The company operates under the Stage, Bealls and Palais Royal names throughout the South Central United States, and under the Peebles name throughout the
Mid-Atlantic, Southeastern and Midwestern United States. Stage has been a tenant at Alexandria Mall since 1973. The Stage at the property reported sales of
$72psf with an occupancy cost of 10.1% as of the trailing 12 months ending
November 2004.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
---------------------- ---------------- ------------------ -------------- ---------------- ----------------

                 MTM          14              37,663            9.7%            37,663            9.7%
                2005           9              28,141            7.2%            65,804           16.9%
                2006          13             100,084           25.7%           165,888           42.6%
                2007          12              47,486           12.2%           213,374           54.9%
                2008           9              63,990           16.5%           277,364           71.3%
                2009           2               3,388            0.9%           280,752           72.2%
                2010           5               7,031            1.8%           287,783           74.0%
                2011           3              12,959            3.3%           300,742           77.3%
                2012           3               5,287            1.4%           306,029           78.7%
                2013           1               3,703            1.0%           309,732           79.6%
                2014           3               3,906            1.0%           313,638           80.6%
                2015           2              10,252            2.6%           323,890           83.3%
              VACANT          NAP             65,097           16.7%           388,987          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL          76             388,987          100.0%
-----------------------------------------------------------------------------------------------------------


(1)  The above table represents the rollover at the property through year-end
     2015. Years in which there are no lease expirations have been excluded.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       45

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     PROPERTY MANAGEMENT. The property is managed by General Growth Management,
Inc., an affiliate of General Growth Properties Inc. ("GGP"; NYSE:GGP; rated
BBB-/Ba2/BB by S&P/Moody's/Fitch). GGP and its predecessor companies have been managing retail malls for approximately fifty years. GGP owns, develops, operates, and/or manages shopping malls in 44 states. As of March 2004, GGP had ownership interests in and/or management responsibility for more than 200 regional shopping malls totaling more than 200 million square feet of retail space.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS. The borrower may obtain a release of the JC Penney outparcel to a separate entity controlled by the sponsors, without any required prepayment of the Alexandria Mall Loan, provided the borrower satisfies certain legal conditions specified in the mortgage loan documents. The lender did not underwrite any income from this parcel, and the appraisal did not assign it any value.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       46

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       47

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                     MORTGAGE LOAN NO. 9 -- MARRIOTT HOUSTON

--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       48

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                               [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       49

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8



-----------------------------------------------------------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 9 -- MARRIOTT HOUSTON
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:            BSCMI                              SHADOW RATING:            NAP
LOAN PURPOSE:                    Refinance                          SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:                $25,280,000                        PROPERTY TYPE:            Hospitality
CUT-OFF DATE BALANCE:            $25,280,000                        PROPERTY SUB-TYPE:        Full Service
FIRST PAYMENT DATE:              06/01/2005                         LOCATION:                 Houston, TX
INTEREST RATE:                   5.33850%                           YEAR BUILT/RENOVATED:     1981 / 2004
AMORTIZATION TERM:               Months 1-24: Interest Only         OCCUPANCY (AS OF):        79.2% (T-12 - 02/28/05)
                                 Months 25-120: 300 months
ARD:                             No                                 ROOMS:                    390
ANTICIPATED REPAYMENT DATE:      NAP
MATURITY DATE:                   05/01/2015                         THE COLLATERAL:           A 12-story, 390-room, full-service
                                                                                              hotel located in Houston, Texas.
EXPECTED MATURITY BALANCE:       $20,705,637
SPONSOR:                         Sunstone Hotel Investors, Inc.
INTEREST CALCULATION:            Actual/360                         OWNERSHIP INTEREST:       Fee
CALL PROTECTION:                 24-payment lockout from date
                                 of securitization, with U.S.
                                 Treasury defeasance for the
                                 following 94 payments, and open
                                 to prepayment without premium on
                                 the maturity date.

                                                                    PROPERTY MANAGEMENT:      Sunstone Hotel Properties, Inc.

CUT-OFF DATE BALANCE PER ROOM:   $64,821

UP-FRONT RESERVES:               RE Taxes:        $263,745
                                 Deferred
                                 Maintenance:     $34,844
                                 FF&E Reserve:    $43,417
                                 Other: (1)       $700,000          U/W NET CASH FLOW:        $3,232,702
ONGOING RESERVES:                RE Taxes:        $65,936 /         APPRAISED VALUE (AS OF):  $37,400,000 (03/21/05)
                                                  month
                                 Insurance: (2)   Springing         CUT-OFF DATE LTV RATIO:   67.6%
                                 FF&E Reserve:    $43,417 /         LTV RATIO AT MATURITY:    55.4%
                                                  month
LOCKBOX:                         Hard                               U/W DSCR: (3)             2.36x
----------------------------------------------------------------    ---------------------------------------------------------------


(1)  This $700,000 reserve was held back for future capital improvements.

(2)  An ongoing insurance escrow springs should the borrower fail to provide lender evidence of payment of the insurance premium.

(3)  The DSCR is based on the interest only period. The DSCR would be 1.76x based on the principal and interest payments commencing on June 1, 2007
     (after the interest only period).

THE MARRIOTT HOUSTON LOAN.

     THE LOAN. The ninth largest loan (the "Marriott Houston Loan") is a
$25,280,000 first mortgage loan secured by the borrower's fee simple interest in the Marriott Houston located in Houston, Texas.

     THE BORROWER. The borrower, Sunstone Cowboy, LP, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The general partner of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination.
The sponsor, Sunstone Hotel Investors, Inc. ("Sunstone"; NYSE: SHO), is a
southern California-based real estate investment trust (REIT) that owns hotels throughout the United States. As of December 31, 2004, Sunstone owned 54 hotels, comprising 13,183 rooms, located in 17 states in the United States. Sunstone's hotels are operated under brand names including Marriott, Hilton, Hyatt,
InterContinental and Wyndham.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       50

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

     THE PROPERTY. The property is a Marriott flagged, 12-story, 390-room full service hotel located in Houston, Texas. The Marriott Houston was built in 1981 and features a health club, a swimming pool, a whirlpool and sauna. The hotel also provides free transportation to the Intercontinental Airport. There is approximately 13,000 square feet of meeting space contained within one grand ballroom and 16 other meeting rooms. Over the past two years, approximately
$6.67 million, or $17,054 per key, has been invested in the property. The property is located in Northwest Houston adjacent to the Greenspoint Mall on the southern edge of the Greenspoint Office Park. The hotel is located close to the area's major office complexes whose tenants include corporations such as Exxon
Mobil, Hewlett-Packard, Kerr McGee, Halliburton, Baker Hughes and Kellogg Brown
Root. A significant portion of the property's revenue is from its contracts with such corporations.



--------------------------------------------------------------------------------------------
       HISTORICAL PENETRATION PERCENTAGES (1)
--------------------------------------------------------------------------------------------
        YEAR          OCCUPANCY PENETRATION      ADR PENETRATION       REVPAR PENETRATION
--------------------- ---------------------- ------------------------ ----------------------

       2002                  100.8%                  110.5%                  111.5%
       2003                  106.5%                  109.5%                  116.8%
       2004                  102.4%                  110.5%                  113.1%
T-12 THROUGH 02/05           100.9%                  112.6%                  113.7%
--------------------------------------------------------------------------------------------


(1) The above table is based on data provided by STAR Trend Reports.

     PROPERTY MANAGEMENT. The property is managed by Sunstone Hotel Properties,
Inc.. Interstate Hotels & Resorts (NYSE: IHR), an independent hotel management company, acquired Sunstone Hotel Properties, Inc., the manager of 54 hotels, including 50 hotels owned by Sunstone Hotel Investors, Inc. (NYSE: SHO), on
October 27, 2004.

     ADDITIONAL INDEBTEDNESS.  Not Allowed.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       51

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                  MORTGAGE LOAN NO. 10 -- SEATTLE DESIGN CENTER

--------------------------------------------------------------------------------

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

                               [PICTURE OMITTED]

--------------------------------------------------------------------------------

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       52

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

                                  [MAP OMITTED]

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       53

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8



-----------------------------------------------------------------------------------------------------------------------------------
                  MORTGAGE LOAN NO. 10 -- SEATTLE DESIGN CENTER
-----------------------------------------------------------------------------------------------------------------------------------
                       LOAN INFORMATION                                                  PROPERTY INFORMATION
----------------------------------------------------------------    ---------------------------------------------------------------

MORTGAGE LOAN SELLER:          BSCMI                                SHADOW RATING:            NAP
LOAN PURPOSE:                  Refinance                            SINGLE ASSET/PORTFOLIO:   Single Asset
ORIGINAL BALANCE:              $25,000,000                          PROPERTY TYPE:            Retail
CUT-OFF DATE BALANCE:          $24,889,495                          PROPERTY SUB-TYPE:        Anchored
FIRST PAYMENT DATE:            03/01/2005                           LOCATION:                 Seattle, WA
INTEREST RATE:                 5.49000%                             YEAR BUILT/RENOVATED:     1973 / 1975, 1983
AMORTIZATION TERM:             360 months                           PERCENT LEASED (AS OF):   91.3% (03/01/05)
ARD:                           No                                   NET RENTABLE AREA:        340,290
ANTICIPATED REPAYMENT DATE:    NAP
MATURITY DATE:                 02/01/2015                           THE COLLATERAL:           Two multi-story buildings serving
                                                                                              as design center facilities with
                                                                                              over 65 showrooms located in Seattle,
                                                                                              Washington.
EXPECTED MATURITY BALANCE:     $20,913,175
SPONSORS:                      Bill Poland and Timothy Treadway
INTEREST CALCULATION:          Actual/360                           OWNERSHIP INTEREST:       Fee
CALL PROTECTION:               24-payment lockout from date of
                               securitization, with U.S.
                               Treasury defeasance for the
                               following 91 payments, and open
                               to prepayment without premium                                                            LEASE
                               thereafter through maturity.                                                             -----
                                                                    MAJOR TENANTS               % NRA    RENT PSF     EXPIRATION
                                                                    -------------               -----    --------     ----------
                                                                    Sur La Table                7.2%       $9.23      05/31/2014
                                                                    Baker, Knapp & Tubbs        5.4%      $10.88      07/31/2009
                                                                    Michael Folks Showroom      4.9%      $12.26      11/30/2006
CUT-OFF DATE BALANCE PER SF:   $73.14
                                                                    PROPERTY MANAGEMENT:      Market Center Management, Inc.
UP-FRONT RESERVES:             RE Taxes:         $29,360
                               Insurance:        $57,756
                               Replacement:      $7,104
                               TI/LC:            $20,833
                               Other: (1)        $475,329
ONGOING RESERVES:              RE Taxes:         $7,340 / month     U/W NET CASH FLOW:        $2,637,502
                               Insurance:        $11,551 /          APPRAISED VALUE (AS OF):  $38,200,000 (12/21/04)
                                                 month
                               Replacement:      $7,104 / month     CUT-OFF DATE LTV RATIO:   65.2%
                                                 $20,833 /          LTV RATIO AT MATURITY:    54.7%
                               TI/LC:            month
LOCKBOX:                       Hard                                 U/W DSCR:                 1.55x
----------------------------------------------------------------    ---------------------------------------------------------------


(1)  The other escrow is an amount equal to approximately one year of rent and reimbursements for six tenants. Lender will release the applicable portion of the escrow as each tenant takes occupancy and commences paying rent.

THE SEATTLE DESIGN CENTER LOAN.

     THE LOAN. The tenth largest loan (the "Seattle Design Center Loan") is a
$25,000,000 first mortgage loan secured by the borrower's fee simple interest in the Seattle Design Center located in Seattle, Washington.

     THE BORROWER. The borrower, Bay West Design Center, LLC, is a single purpose entity that owns no material assets other than the mortgaged property and related interests. The managing member of the borrower is structured with one independent director. A non-consolidation opinion was delivered at origination. The sponsors, Bill Poland and Tim Treadway, have been involved in leasing to wholesale furniture markets for over 25 years. Mr. Poland developed the 350,000 square foot San Francisco Gift Center in 1979, which has been more than 95% occupied since its inception. Mr. Poland and Mr. Treadway report a combined net worth in excess of $85 million.

     THE PROPERTY. Seattle Design Center is a 340,290 square foot, two-building design center facility located in Seattle, Washington. The property has been serving professional interior designers and their clients for over 30 years. It has over 65

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       54

                          $1,643,882,000 (APPROXIMATE)
                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-PWR8

showrooms representing over 1,500 manufacturers of residential and commercial furniture, fabrics, wall-coverings, floor-coverings, millwork, custom cabinetry, home electronics and lighting. The Seattle Design Center is located approximately three miles south of the Seattle central business district. The property is located between Interstate 5 and Highway 99/509 off the Michigan
Street exit. This location is immediately north of the Boeing Field/King County
International Airport. Highways 99/509 and Interstate 5 provide north/south access to the Seattle-Tacoma International Airport and downtown Seattle.

     SIGNIFICANT TENANTS: As of March 1, 2005, the Seattle Design Center was
approximately 91.3% leased by over 75 tenants.

     Sur La Table leases 24,551 sq.ft. (7.2% of the NRA) for $9.23psf expiring in May 2014. Established in 1972 in Seattle, Sur La Table is a retailer of cookware and kitchen tools. Sur La Table has a retail presence in Arizona,
California, Colorado, District of Columbia, Illinois, Massachusetts, Missouri,
Nevada, New Jersey, New York, North Carolina, Ohio, Oregon, Texas, Utah,
Virginia and Washington.

     Baker, Knapp & Tubbs ("BK&T") leases 18,223 sq.ft. (5.4% of the NRA) for
$10.88psf expiring in July 2009. BK&T is a manufacturer of traditional and contemporary furnishings for the home. BK&T showrooms display a variety of furniture from Baker, McGuire and other select furnishings manufacturers. BK&T showrooms only sell to design professionals, but the public is invited to browse.

      Michael Folks Showroom leases 16,810 sq.ft. (4.9% of the NRA) for
$12.26psf expiring in November 2006. Michael Folks Showroom is a home furnishing manufacturer run by Michael Folks, who has 30 years experience as a designer.
Michael Folks Showroom is a regional supplier to Guy Chaddock Furnishings, Alder
& Co., Arthur Brett, Art Italia and 18 other furnishing lines. The company is also the regional representative for Ralph Lauren Furnishing. The company has been located at the Seattle Design Center for over 20 years.



-----------------------------------------------------------------------------------------------------------
       LEASE EXPIRATION SCHEDULE (1)
-----------------------------------------------------------------------------------------------------------
        YEAR             # OF LEASES        TOTAL SF        % OF TOTAL      CUMULATIVE      CUMULATIVE %
                          EXPIRING          EXPIRING        SF EXPIRING      TOTAL SF      OF SF EXPIRING
---------------------- ---------------- ------------------ -------------- ---------------- ----------------

                 MTM          14              31,253            9.2%            31,253            9.2%
                2005          16              31,356            9.2%            62,609           18.4%
                2006          14              57,322           16.8%           119,931           35.2%
                2007           7              36,136           10.6%           156,067           45.9%
                2008           6              12,171            3.6%           168,238           49.4%
                2009           6              45,918           13.5%           214,156           62.9%
                2010           5              24,835            7.3%           238,991           70.2%
                2011           3              15,732            4.6%           254,723           74.9%
                2013           1               8,856            2.6%           263,579           77.5%
                2014           5              47,253           13.9%           310,832           91.3%
              VACANT         NAP              29,458            8.7%           340,290          100.0%
---------------------- ---------------- ------------------ -------------- ---------------- ----------------
               TOTAL          77             340,290          100.0%
-----------------------------------------------------------------------------------------------------------


(1)  The above table represents the rollover at the property through year-end
     2014. Years in which there are no lease expirations have been excluded.

     PROPERTY MANAGEMENT. The property is managed by Market Center Management,
Inc., an affiliate of the borrower.

     ADDITIONAL INDEBTEDNESS. Additional mezzanine debt is permitted, subject to certain conditions set forth in the mortgage loan documents, including, among others, a maximum overall loan to value ratio of less than 80%.

     GROUND LEASE.  None.

     RELEASE OF PARCELS.  Not Allowed.

This information has been prepared solely for information purposes and is not an offer to buy or sell or solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given that any future offer of securities will conform to the terms hereof. If any such offer of securities is made, it will be made pursuant to a definitive Prospectus and Prospectus Supplement, prepared by the Depositor, which will contain material information not contained herein and to which prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded in its entirety by such Prospectus and
Prospectus Supplement. ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE
ONLY AFTER REVIEWING SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. The Information
is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley & Co.
Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. This information should only be considered after reading the Statement Regarding Assumptions as to Securities, Pricing
Estimates, and Other Information (the "Statement") which is attached. Do not use or rely on this information if you have not received the Statement. You may obtain a copy of the Statement from your sales representative.

                                       55

                      STATEMENT REGARDING ASSUMPTIONS AS TO
               SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The
Information is provided solely by Bear, Stearns & Co. Inc. and Morgan Stanley &
Co. Incorporated (the "Underwriters") not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.
Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions
(historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.
Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the
Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the
Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.
Any investment decision should be based only on the data in the prospectus and prospectus supplement ("Offering Documents") and the then current version of the
Information. The Offering Documents contain data that is current as of their publication date and after publication may no longer be complete or current.
Contact your registered representative for the Offering Documents, current
Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the information.

Any pricing estimates an Underwriter has supplied at your request (a) represent its view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value such Underwriter assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that the Underwriters believe are reliable, but the Underwriters do not guarantee the accuracy of the underlying data or computations based thereon. The
Underwriters and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. Each Underwriter acts as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. An Underwriter shall not be a fiduciary or advisor unless it has agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the
Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from your registered representative.